As filed with the U.S. Securities and Exchange Commission on January 08, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 516-1645

Registrant’s telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

October 31, 2023

Aptus Collared Investment Opportunity ETF

Ticker: ACIO

Aptus Defined Risk ETF

Ticker: DRSK

Aptus Drawdown Managed Equity ETF

Ticker: ADME

Opus Small Cap Value ETF

Ticker: OSCV

Aptus Enhanced Yield ETF

Ticker: JUCY

Aptus International Enhanced Yield ETF

(Formerly, International Drawdown Managed Equity ETF)

Ticker: IDUB

Aptus Large Cap Enhanced Yield ETF

Ticker: DUBS

Aptus ETFs

Aptus Collared Investment Opportunity ETF

Shareholder Letter
(Unaudited)

Dear ACIO Shareholders,

Thank you for your investment in the Aptus Collared Investment Opportunity ETF, referred to herein as “ACIO” or the “Fund”. The information presented in this letter relates to ACIO’s performance period from May 1, 2023 through October 31, 2023 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective principally by investing in a portfolio of U.S.-listed equity securities of any market capitalization and buying put options or an options collar (i.e., a mix of written (sold) call options and long (bought) put options) on the same underlying equity securities, a U.S. equity ETF, or on an index tracking a portfolio of U.S. equity securities (a “U.S. Equity Index”). The U.S. Equity Index, U.S. equity ETF, and the underlying equity securities may be of any market capitalization. The equity securities and options held by the Fund must be listed on a U.S.- exchange, and the equity securities may include common stocks of U.S. companies, American Depositary Receipts (“ADRs”) (i.e., receipts evidencing ownership of foreign equity securities), and real estate investment trusts (“REITs”). The Fund will typically limit investments in ADRs to approximately 20% of the Fund’s net assets.

We believe that ACIO continues to deliver on its structural mandate, even in a relatively challenging environment, given low market breadth. Given market conditions, ACIO posted digestible returns, especially if viewed from an overall asset allocation perspective. It was a solid annual period, but the 1-year capture has been on the lower end of full cycle expectations although we do not consider the past twelve months indicative of normal cycle behavior.

For the current fiscal period, ACIO was down -0.22% at market and down -0.32% at net asset value (“NAV”). Over the same period, the S&P 500® Total Return Index was up 1.39%.

Volatility (as measured by the VIX Index) reverted to levels last seen pre-COVID. Markets have exploded higher on the back of a new Fed Liquidity Tool, the promise of Artificial Intelligence, and a Debt Ceiling resolution during the last six months. This had created an environment where hedging was relatively cheap, and volatility compressed.

As this period played out, the team was able to buy cheaper hedges. Given the slight uptick to volatility during the end of the period, ACIO was able to opportunistically defend against downside and demonstrate the effectiveness of the active risk mitigation, despite the fact these sell-offs were still relatively mild.

With ACIO’s active implementation, the portfolio team utilized the opportunity to harvest put profits and purchase equities with the proceeds, without negating downside protection.

Over the last twelve months, the market experienced its narrowest breadth in history. In a strategy that sells covered calls on single stocks, with the “Magnificent 7” having driven nearly 100% of the S&P 500’s upside, it has been a difficult environment.

With the lower volatility levels, we either had to collect less premium or set our ceiling at a lower level.

We did a blend of both. Given the concentration of returns, we saw a net detraction from the written calls. We remain active as we continually weigh the pros and cons of covering rallying stocks.

During the fiscal period, the equity portfolio continued to deliver solid results, allowing the winners to run while selling losers quickly (the interval losers list). This structure has been value-additive for the year. Over the last twelve months, the fund added over 100bps of alpha from security selection.

The team’s primary directive for the equity portfolio in ACIO remains high correlation with the S&P 500 Index over longer periods of time (0.95-1.00). Delving under the hood of both the Value and Growth baskets (where positions are held at market weight), we continue to see high daily correlation which has been an indicator that we are hitting our mandate on the equity portfolio.

The largest positive equity contributor to return for the current fiscal period was a put option position expiring in November 2023 on the S&P 500 Index (SPX), gaining 208.53% and adding 1.12% to the return of ACIO. The second largest contributor was Nvidia Corporation (NVDA), gaining 46.99% and adding 0.93% to the return of ACIO. The third largest contributor was a put option position expiring in October 2023 on the S&P 500 Index (SPX), gaining 152.26% and adding 0.88% to the return of ACIO.

Aptus Collared Investment Opportunity ETF

Shareholder Letter
(Unaudited) (Continued)

The largest negative contributor to the return of the Fund for the current fiscal period was a put option position expiring in July 2023 on the S&P 500 Index (SPX), down -54.18% and detracting -0.75% from the return of ACIO. The second largest negative contributor was a put option position expiring in August 2023 on the S&P 500 Index (SPX), down -54.08% and detracting -0.73% from the return of ACIO. The third largest negative contributor was a put option position expiring in November 2023 on the S&P 500 Index (SPX), down -67.41% and detracting -0.54% from the return of ACIO.

We are excited about the opportunity to give our investors access to the Aptus Collared Investment Opportunity ETF. We think it’s possible future returns from a traditional 60/40 portfolio may be well below recent history, at risk of being insufficient to meet the investment needs of today’s retirees. We believe we can help the math with a focus on global dividend growers. With overall valuations high, and growth difficult to project, we place great emphasis on sustainable yield in building return assumptions. The ACIO screening process takes large capitalization U.S.-listed equity securities that a) meet the filter, b) provide diversified exposure, and c) maintain an active options market from which we can sell call options on the individual names along with buying puts on the broad market index to more efficiently collar the equity portfolio. The powerful combination of a high dividend paying basket of large capitalization U.S.-listed equity securities with a collar strategy aims to deliver consistent and repeatable yield and minimal drawdown.

We appreciate your interest in ACIO. If we can elaborate on the underlying Aptus Collared Investment Opportunity strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Collared Investment Opportunity ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying security, which may be magnified by certain features of the options. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying securities. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Call options give the owner the right to buy the underlying security at the specified price within a specific time period. Put options give the owner the right to sell the underlying security at the specified price within a specific time period. A collar is an options strategy constructed by holding shares of the underlying stock while simultaneously buying put options and selling call options against that holding.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the primary exchange’s official close price at 4:00p.m. Eastern and does not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments in this report for complete holdings information.

Definitions:

A hedge, in finance, is to take an offsetting position in an asset or investment that reduces the price risk of an existing position. A hedge is therefore a trade that is made with the purpose of reducing the risk of adverse price movements in another asset. Normally, a hedge consists of taking the opposite position in a related security or in a derivative security based on the asset to be hedged.

The Cboe Volatility Index (VIX) is a real-time index that represents the market’s expectations for the relative strength of near-term price changes of the S&P 500 Index (SPX). Because it is derived from the prices of SPX index options with near-term expiration dates, it generates a 30-day forward projection of volatility. Volatility, or how fast prices change, is often seen as a way to gauge market sentiment, and in particular the degree of fear among market participants.

S&P 500® Total Return Index - a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value. The total return index is a type of equity index that tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index.

Downside protection is meant to aim to provide a safety net if an investment starts to fall in value. Downside protection can be carried out in many ways; most common is to use options or other derivatives to limit possible losses over a period of time.

The Magnificent 7 refers to Apple, Amazon, Alphabet, Nvidia, Meta, Microsoft and Tesla companies.

Basis points, otherwise known as bps or “bips,” are a unit of measure used in finance to describe the percentage change in the value of financial instruments or the rate change in an index or other benchmark. One basis point is equivalent to 0.01%.

Aptus Capital Advisors is the adviser to the Aptus Collared Investment Opportunity ETF, which is distributed by Quasar Distributors, LLC.

Aptus Defined Risk ETF

Shareholder Letter
(Unaudited)

Dear DRSK Shareholders,

Thank you for your investment in the Aptus Defined Risk ETF, referred to herein as “DRSK” or the “Fund”. The information presented in this letter relates to DRSK’s performance from May 1, 2023 through October 31, 2023 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective through a hybrid fixed income and equity strategy. The Fund typically invests approximately 75% to 95% of its assets to obtain exposure to investment-grade corporate bonds (the “Fixed Income Strategy”) and invests the remainder of its assets to obtain exposure to U.S. stocks, while limiting downside risk (the “Equity Strategy”).

DRSK faced a difficult environment during the period, underperforming the Bloomberg Barclays US Aggregate Bond Index. Fixed income met a brutal period, as the long end of the yield curve rose aggressively. Equities struggled to maintain the upside momentum carried from the SVB Bank Collapse and AI frenzy during the first part of the period, as higher interest rates impacted lofty valuations. Even with that, volatility levels remained muted (Cboe Volatility Index (VIX) bottomed ~12) despite unfriendly markets. For reference, that’s a level well below historical averages.

During the period, DRSK had poor equity selection within its call book. The market (measured by the S&P 500) was down but only marginally, creating an environment where our equity calls deflated but our puts didn’t inflate enough to offset (i.e., VIX was compressed). More recent losses were led by the underperformance of our bond portfolio as rates rose and were magnified by equity market drag and muted volatility. In general, the Fund’s long volatility exposures has not been in favor with limited volatility occurring.

Moving forward, we believe that DRSK offers investors a diversified and differentiated long volatility exposure with bond-like deviation. DRSK offers the opportunity to create better long-term portfolios given the upside potential and correlation benefits it embeds in portfolios.

For the current fiscal period, DRSK was down -10.09% at market and down -9.91% at net asset value (“NAV”). Over the same period, the Bloomberg Barclays US Aggregate Bond Index was down -6.13%.

The largest positive contributor to return for the current fiscal period was a call option position expiring in October 2023 on Broadcom, Inc. (AVGO), gaining 303.33% and adding 1.52% to the return of DRSK. The second largest contributor was a put option position expiring in October 2023 on the S&P 500 Index (SPX), gaining 105.71% and adding 0.71% to the return of DRSK. The third largest contributor was a put option position expiring during December 2023 on the S&P 500 Index (SPX), gaining 162.32% and adding 0.65% to the return of DRSK.

The largest negative contributor to the return of the Fund for the current fiscal period was a call option position expiring in November 2023 on the S&P 500 Index (SPX), down -86.17% and detracting -1.86% from the return of DRSK. The second largest negative contributor was a call option position expiring in March 2024 on the S&P 500 Index (SPX), down -54.80% and detracting -1.70% from the return of DRSK. The third largest negative contributor was a put option position expiring in July 2023 on the S&P 500 Index (SPX), down -92.91% and detracting -0.83% from the return of DRSK.

We are excited about the opportunity to give our investors access to the Aptus Defined Risk ETF. We see income generation as a major issue for investors in a low interest rate environment and extending maturities or accepting poorer credit bring added risk. Our “income plus” approach utilizes call options that allows for significant upside capture in a rising market and defined risk in a declining market. The powerful combination of laddered bonds over a short duration and asymmetric payoff opportunity of the call options aims to give investors expected returns not typically seen in the traditional fixed income space.

We appreciate your interest in DRSK. If we can elaborate on the underlying Aptus Defined Risk strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Defined Risk ETF

Shareholder Letter
(Unaudited) (Continued)

Past Performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund invests indirectly in fixed income securities through investments in Underlying Bond ETFs, which involve certain risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. Because the Fund only purchases options (as opposed to writing/selling options), the Fund’s losses from its exposure to options are limited to the amount of premiums paid.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the primary exchange’s official close price at 4:00p.m. Eastern and does not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Definitions:

Bloomberg Barclays US Aggregate Bond Index – a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers. One cannot invest directly in an index.

A yield curve is a line that plots yields, or interest rates, of bonds that have equal credit quality but differing maturity dates. The slope of the yield curve can predict future interest rate changes and economic activity.

The Cboe Volatility Index (VIX) is a real-time index that represents the market’s expectations for the relative strength of near-term price changes of the S&P 500 Index (SPX). Because it is derived from the prices of SPX index options with near-term expiration dates, it generates a 30-day forward projection of volatility. Volatility, or how fast prices change, is often seen as a way to gauge market sentiment, and in particular the degree of fear among market participants.

S&P 500® Total Return Index - a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value. The total return index is a type of equity index that tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index.

Duration can measure how long it takes, in years, for an investor to be repaid a bond’s price by the bond’s total cash flows. Duration can also measure the sensitivity of a bond’s or fixed income portfolio’s price to changes in interest rates.

Call Option: Call options are financial contracts that give the option buyer the right, but not the obligation, to buy a stock, bond, commodity or other asset or instrument at a specified price within a specific time period.

Put Option: A put option is a contract giving the owner the right, but not the obligation, to sell–or sell short–a specified amount of an underlying security at a pre-determined price within a specified time frame.

Aptus Capital Advisors is the adviser to the Aptus Defined Risk ETF, which is distributed by Quasar Distributors, LLC.

Aptus Drawdown Managed Equity ETF

Shareholder Letter
(Unaudited)

Dear ADME Shareholders,

Thank you for your investment in the Aptus Drawdown Managed Equity ETF, referred to herein as “ADME” or the “Fund”. The information presented in this letter relates to ADME’s performance from May 1, 2023 through October 31, 2023 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective principally by investing in a portfolio of U.S.-listed equity securities, while limiting downside risk by purchasing exchange-listed put options on one or more of such equity securities or on broad-based indexes or ETFs that track the performance of the U.S. equity market. Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) will be invested in equity securities.

Risk mitigation strategies have been the last thing on investors’ minds over the last twelve months, as the S&P 500 return was negligible, but up substantially year-to-date. While conditions didn’t favor hedging, we believe that ADME still posted digestible returns, especially if viewed from an overall asset allocation perspective.

ADME has two predominant return drivers:

1. The equity book, and

2. The hedges (long volatility tail hedges)

Let’s walk through each factor.

The Equity: The equity portfolio continued to perform well during the last twelve months, outpacing the S&P 500. The repeatable and consistent process, specifically surrounding the sell discipline, has allowed our winners to run, while cutting our losers quickly.

Left Tail Exposure: As one would expect during this period, this aspect of the fund has been a drag on performance. But, more recently towards the end of the period, the detraction from the options was somewhat muted, as we started to see a sliver of increased volatility towards the end of the fiscal year.

For the current fiscal period, ADME was down -1.38% at market and down -1.46% at net asset value (“NAV”). Over the same period, the S&P 500® Total Return Index was up 1.39%.

The largest positive equity contributor to return for the current fiscal period was Nvidia Corporation (NVDA), gaining 46.99% and adding 0.92% to the return of ADME. The second largest contributor was Amazon.com, Inc. (AMZN), gaining 26.21% and adding 0.70% to the return of ADME. The third largest contributor was Microsoft Corporation (MSFT), gaining 10.51% and adding 0.69% to the return of ADME.

The largest negative equity contributor to the return of the Fund for the current fiscal period was a put option position expiring during October 2023 on the S&P 500 Index (SPX), down -83.15% and detracting -0.77% from the return of ADME. The second largest negative contributor was a put option position expiring during July 2023 on the S&P 500 Index (SPX), down -72.63% and detracting -0.56% from the return of ADME. The third largest negative contributor was a put option position expiring in December 2023 on the S&P 500 Index (SPX), down -52.70% and detracting -0.52% from the return of ADME.

We are excited about the opportunity to give our investors access to the Aptus Drawdown Managed Equity ETF. Historically, a small group of big winners have comprised most of each year’s market gains. Rather than diluting with hundreds of mediocre holdings, we prefer to focus on selection of large, mid, or small-capitalization U.S.-listed names. We build from a Yield + Growth framework, tilting holdings to favor companies with solid fundamentals and reasonable valuations while avoiding those with negative price momentum. We believe there’s an upside to less downside behaviorally and mathematically. Rather than try to time the markets, we actively hedge our holdings in an effort to mitigate downside risk. We build a portfolio that attempts to capture market upside, with a fraction of the downside.

We appreciate your interest in ADME. If we can elaborate on the underlying Aptus Drawdown Managed Equity strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Drawdown Managed Equity ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund’s use of put options can lead to losses because of adverse movements in the price or value of the underlying security, which may be magnified by certain features of the options. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying securities. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the primary exchange’s official close price at 4:00p.m. Eastern and does not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments and Schedule of Written Options for a complete list of Fund holdings.

Definitions:

“Tail risk” or “left-tail risk” refers to an investment’s most extreme downside performance periods. Most notably, these events exceed expectations of frequency, duration, and/or magnitude of losses for which an investor has planned, or for which the investor is being compensated.

A hedge, in finance, is to take an offsetting position in an asset or investment that reduces the price risk of an existing position. A hedge is therefore a trade that is made with the purpose of reducing the risk of adverse price movements in another asset. Normally, a hedge consists of taking the opposite position in a related security or in a derivative security based on the asset to be hedged.

S&P 500® Total Return Index - a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value. The total return index is a type of equity index that tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index.

Aptus Capital Advisors is the adviser to the Aptus Drawdown Managed Equity ETF, which is distributed by Quasar Distributors, LLC.

Opus Small Cap Value ETF

Shareholder Letter
(Unaudited)

Dear OSCV Shareholders,

Thank you for your investment in the Opus Small Cap Value ETF, referred to herein as “OSCV” or the “Fund”. The information presented in this letter relates to OSCV’s performance from May 1, 2023 through October 31, 2023 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization U.S. companies. The Fund defines small capitalization companies as those that, at the time of investment, fall within the lowest 15% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million), as calculated annually. As of April 30, 2023, there were approximately 4,372 small-capitalization companies, and those companies had market capitalizations ranging up to approximately $12.87 billion. The Fund’s equity securities primarily include common stocks, real estate investment trusts (“REITs”), and American Depositary Receipts (“ADRs”) representing the stock of a foreign company. The Fund will generally limit its investments in ADRs to 20% of its total assets. The Fund may invest in securities offered in an initial public offering (“IPO”) or in companies that have recently completed an IPO.

Small Cap, as an asset class, continued to underperform their large cap brethren during the fiscal period, as the market continued to punish any stocks other than the Magnificent Seven. That said, the gap between small caps and large caps was the third largest dating back to 1979, and the widest ever when compared to the NASDAQ 100.

For the current fiscal period, OSCV was down -3.56% at market and down -3.28% at net asset value (“NAV”). Over the same period, the S&P Small Cap 600 Value Index was down -7.57%.

This period was a prime example of the consistency of returns that we believe our active ETF provides. During quick, sporadic rallies, we do not expect to perform well, but during quick or prolonged drawdowns, we believe that the characteristics that our stocks exhibit, can help insulate and protect on the downside.

The holistic contribution to the fund’s relative outperformance was solely from sector allocation, as stock selection detracted from performance. Many investors may not know that lower quality factors have actually led in the small cap universe, which is very different from what we’ve witnessed in large cap land during the period.

The largest positive equity contributor to return for the current fiscal period was Hubbell Incorporated (HUBB), 19.67% and adding 0.36% to the return of OSCV. The second largest contributor was Casey’s General Stores, Inc., (CASY), gaining 19.22% and adding 0.36% to the return of OSCV. The third largest contributor was Booz Allen Hamilton Holding Corporation (BAH) gaining 26.33% and adding 0.34%. to the return of OSCV.

The largest detractor to the return of the Fund for the current fiscal period was Forward Air Corporation (FWRD), down -38.41% and detracting -0.65% to the return of OSCV. The second largest detractor was Atlantica Sustainable Infrastructure plc (AY), down -29.35% and detracting -0.43% to the return of OSCV. The third largest detractor was Marriott Vacations Worldwide Corporation (VAC), down -32.36% and detracting -0.40%, from the return of OSCV.

We remain disciplined on our process, continuing to uncover companies that meet our rigorous fundamental criteria for ownership. Lately, we’ve been uncovering more names that have very strong free cash-flow profiles, alongside what we would consider to be high-quality business models that have pricing inelasticity. Over longer periods of time, we believe that our focus on quality will continue to compound shareholder capital.

We are excited about the opportunity to give our investors access to the Opus Small Cap Value ETF. OSCV selects stocks across a variety of sectors and industries by combining factor-based analysis with rigorous fundamental research to identify high-quality, growing companies that are believed to be undervalued. OSCV is focused on three core themes to identify companies: 1. higher quality companies with sound business models, higher returns on equity, strong balance sheets, and shareholder-friendly management. 2. higher growth companies that are well-positioned to grow sales, earnings, cash flows, and dividends. 3. lower valuation companies whose valuations reflect lower price-to-earnings and higher yields than their peers. OSCV generally sells a stock when the company is no longer believed to be high quality, when its anticipated growth rate has significantly declined, when it is no longer considered undervalued, or when it is no longer considered a small-capitalization company after a significant period of time (e.g., more than one year).

Opus Small Cap Value ETF

Shareholder Letter
(Unaudited) (Continued)

We appreciate your interest in OSCV. If we can elaborate on the underlying Opus Small Cap Value ETF, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Opus Small Cap Value ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund invests in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Investing involves risk. Principal loss is possible. Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the primary exchange’s official close price at 4:00p.m. Eastern and does not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Definitions:

The Magnificent Seven refers to Apple, Amazon, Alphabet, Nvidia, Meta, Microsoft and Tesla companies.

The Nasdaq 100 Index is a collection of the 100 largest, most actively traded companies listed on the Nasdaq stock exchange. The index includes companies from diverse industries like manufacturing, technology, healthcare, and others. The index excludes those in the financial sector, like commercial and investment banks.

A drawdown is a peak-to-trough decline during a specific period for an investment, trading account, or fund. A drawdown measures the historical risk of different investments, compares fund performance, or monitors personal trading performance. It is usually quoted as the percentage between the peak and the subsequent trough. If a trading account has $10,000 in it, and the funds drop to $9,000 before moving back above $10,000, then the trading account witnessed a 10% drawdown.

Cash flow – a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures.

Aptus Capital Advisors is the adviser to the Opus Small Cap Value ETF, which is distributed by Quasar Distributors, LLC.

Aptus Enhanced Yield ETF

Shareholder Letter
(Unaudited)

Dear JUCY Shareholders,

Thank you for your investment in the Aptus Enhanced Yield ETF, referred to herein as “JUCY” or the “Fund”. The information presented in this letter relates to JUCY’s performance period from May 1, 2023 through October 31, 2023 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objectives through a hybrid fixed income and equity-linked note strategy. The Fund invests primarily in U.S. Treasury Bills, U.S. Treasury Notes, and the securities of U.S. government-sponsored entities (“GSEs”) (the “Fixed Income Strategy”) and invests the remainder of its assets in Equity-Linked Notes (“ELNs”) (the “ELN Strategy”).

The fiscal period has witnessed interest rates rise across the board. These rises coincided with market’s new focus on the “higher for longer” narrative, as the Fed continues to communicate that their fight with inflation is still ongoing, and they’re prepared to do what they must to squash it from its current elevated levels.

Volatility markets remained relatively muted during the period. Using the CBOE Volatility Index (VIX) as a proxy, we saw it hit its period high at just below 19 and ended the quarter just off highs at 17.52. The 20-year average is 19.18.

The Fund returned 1.21% at market and 1.33% at NAV, in-line with the benchmark ICE U.S. Treasury 1-3 Year Bond Index’s return of 0.16%. Despite a muted volatility environment and rising interest rates, the Fund was able to provide value both relative to its benchmark and overall.

The fixed income portfolio benefited from a lower duration profile relative to the benchmark and contributed to the total return during the period. The options overlay also contributed to the total return. We believe in the structure of the strategy and will continue to seek an attractive level of income combined with capital preservation.

The largest positive equity contributor to return for the current fiscal period was a U.S. Treasury Note maturing in January 2024, gaining 2.36% and adding 0.76% to the return of JUCY. The second largest contributor was a U.S. Treasury Note maturing in April 2024, gaining 2.03% and adding 0.28% to the return of JUCY. The third largest contributor was an S&P 500 Index Equity Linked Note maturing in September 2023 (SPX_33_2023), gaining 5.12% and adding 0.20% to the return of JUCY.

The largest negative equity contributor to the return of the Fund for the current fiscal period was an S&P 500 Index Equity Linked Note maturing in June 2023 (SPX_20_2023), down -6.88% and detracting -0.27% from the return of JUCY. The second largest negative contributor was a U.S. Treasury Note maturing on October 2027 down -3.68% and detracting -0.26% from the return of JUCY. The third largest negative contributor was an S&P 500 Index Equity Linked Note maturing in July 2023 (SPX_25_2023), down -5.27% and detracting -0.18% from the return of JUCY.

We are excited about the opportunity to give our investors access to Aptus Enhanced Yield ETF. JUCY provides investors an actively managed strategy that seeks attractive income with capital preservation. The strategy typically invests in a portfolio of lower-duration U.S. Treasuries and Agency Securities to provide stability and income. It then seeks to enhance the portfolio’s yield by using an option overlay to provide more distributable income.

We appreciate your interest in JUCY. If we can elaborate on the underlying Aptus Enhanced Yield strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Enhanced Yield ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock or ETF volatility than diversified funds. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying security, which may be magnified by certain features of the options. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying securities. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Call options give the owner the right to buy the underlying security at the specified price within a specific time period. Put options give the owner the right to sell the underlying security at the specified price within a specific time period. A collar is an options strategy constructed by holding shares of the underlying stock while simultaneously buying put options and selling call options against that holding

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the primary exchange’s official close price at 4:00p.m. Eastern and does not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments in this report for complete holdings information.

Definitions:

Government-sponsored enterprise (GSE) - a quasi-governmental entity established to enhance the flow of credit to specific sectors of the U.S. economy. Created by acts of Congress, these agencies—although they are privately-held—provide public financial services. GSEs help to facilitate borrowing for a variety of individuals, including students, farmers, and homeowners.

The Cboe Volatility Index (VIX) is a real-time index that represents the market’s expectations for the relative strength of near-term price changes of the S&P 500 Index (SPX). Because it is derived from the prices of SPX index options with near-term expiration dates, it generates a 30-day forward projection of volatility.

Duration can measure how long it takes, in years, for an investor to be repaid a bond’s price by the bond’s total cash flows. Duration can also measure the sensitivity of a bond’s or fixed income portfolio’s price to changes in interest rates.

ICE U.S. Treasury 1-3 Year Bond Index is market value weighted and is designed to measure the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than one year and less than or equal to three years.

Aptus Capital Advisors is the adviser to the Aptus Enhanced Yield ETF, which is distributed by Quasar Distributors, LLC.

Aptus International Enhanced Yield ETF

Shareholder Letter
(Unaudited)

Dear IDUB Shareholders,

Thank you for your investment in the Aptus International Enhanced Yield ETF (formerly, International Drawdown Managed Equity ETF), referred to herein as “IDUB” or the “Fund”. The information presented in this letter relates to IDUB’s performance period from May 1, 2023 through October 31, 2023 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective through a hybrid equity and equity linked note (“ELN”) strategy. The Fund invests primarily in a portfolio of other ETFs that invest in equity securities of non-U.S. (international) companies in developed and emerging markets throughout the world (the “Equity Strategy”) and invests the remainder of its assets in ELNs to generate income (the “ELN Strategy”).

The quarterly losing streak for international stocks continued relative to domestic U.S. stocks, and was even more pronounced over the fiscal period. The largest contributing countries during the fiscal period for the index were India and Norway. The largest detracting countries were France and Germany.

Volatility remained muted for the recent quarter, which is consistent with the entire period. Our proxy for volatility on EFA, the CBOE EFA ETF Volatility Index (VXEFA), had a peak of 20.72, and average of 16.17, both below the long-term average of 21.49 (2007-present). Even with the muted volatility environment, the fund was able to outpace its benchmark, the MSCI ACWI ex-US Index, during the period, as the premiums from the ELNs helped to benefit the fund’s overall total return.

For the current fiscal period, IDUB was down -6.15% at market and down -6.04% at net asset value (“NAV”). Over the same period, the MSCI All Cap World Index ex USA Net (USD) was down -7.11%.

The largest positive equity contributor to return for the current fiscal period was the was the iShares MSCI EAFE ETF Equity-Linked Note maturing in September 2023 (EFA_33_2023), gaining 4.06% and adding 0.13% to the return of IDUB. The second largest contributor was the iShares MSCI EAFE ETF Equity-Linked Note maturing in August 2023 (EFA_27_2023), gaining 3.57% and adding 0.09% to the return of IDUB. The third largest contributor was the iShares MSCI EAFE ETF Equity-Linked Note maturing in July 2023 (EFA_24_2023), gaining 2.65% and adding 0.08% to the return of IDUB.

The largest negative contributor to the return of the Fund for the current fiscal period was the iShares Core MSCI International Developed Markets ETF (IDEV), down -7.70% and detracting -5.38% from the return of IDUB. The second largest negative contributor was the SPDR Portfolio Emerging Markets ETF (SPEM), down -3.61% and detracting -1.15% from the return of IDUB. The third largest negative contributor was the iShares MSCI EAFE ETF Equity-Linked Note maturing in October 2023 (EFA_38_2023), down -3.21% and detracting -0.12% from the return of IDUB.

We are excited about the opportunity to give our investors access to Aptus International Enhanced Yield ETF. We believe IDUB is able to capture the upside potential of investing in an All Cap World Index ex-U.S., but with structurally less downside potential. Using cost efficient and liquid passive index ETF’s, we believe Aptus has created a portfolio intended to look very much like All Cap World Index (ACWX) on the way up but offer enhanced income and notionally hedged protection on the way down though an options overlay. We believe there is upside in capturing less downside, both behaviorally and mathematically. Rather than try to time the markets, we actively hedge our holdings in an effort to mitigate downside risk. We believe IDUB provides a solution to every Investor’s foreign equity exposures that helps provide income and mitigate geopolitical economic risks in an ever-growing divide between Developed and Emerging markets.

We appreciate your interest in IDUB. If we can elaborate on the underlying Aptus International Enhanced Yield strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus International Enhanced Yield ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock or ETF volatility than diversified funds. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying security, which may be magnified by certain features of the options. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying securities. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Call options give the owner the right to buy the underlying security at the specified price within a specific time period. Put options give the owner the right to sell the underlying security at the specified price within a specific time period. A collar is an options strategy constructed by holding shares of the underlying stock while simultaneously buying put options and selling call options against that holding

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the primary exchange’s official close price at 4:00p.m. Eastern and does not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments in this report for complete holdings information.

Definitions:

The Cboe EFA ETF Volatility Index (VXEFA) is a VIX®-style estimate of the expected 30-day volatility of returns on the iShares MSCI EAFE, an exchange-traded product (ETP) that offers exposure to developed-market stocks in Europe, Australia, Asia and the Far East.

MSCI All Cap World Index ex USA Net (USD) - captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 27 Emerging Markets (EM) countries. With 2,350 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

Aptus Capital Advisors is the adviser to the Aptus International Enhanced Yield ETF, which is distributed by Quasar Distributors, LLC.

Aptus Large Cap Enhanced Yield ETF

Shareholder Letter
(Unaudited)

Dear DUBS Shareholders,

Thank you for your investment in the Aptus Large Cap Enhanced Yield ETF, referred to herein as “DUBS” or the “Fund”. DUBS launched during the semi-annual reporting period, June 13, 2023, and operated through October 31, 2023 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective through a hybrid equity and equity-linked note (“ELN”) strategy. The Fund invests primarily in U.S.-listed large-cap equity securities (the “Equity Strategy”) and invests the remainder of its assets in ELNs to generate income (the “ELN Strategy”). The Fund considers a large cap company to be one with a market capitalization that, at the time of purchase, is within with the capitalization range of the S&P 500 Index. As of May 31, 2023, the market capitalization range represented by companies in the S&P 500 Index was approximately $1.88 billion to $2.80 trillion.

The Fund considers a large cap company to be one with a market capitalization that, at the time of purchase, is within with the capitalization range of the S&P 500 Index.

The Fund is comprised of two different segments: 1) a basket of large cap stocks within the capitalization range of the S&P 500 Index, and 2) an option overlay strategy that aims to produce a yield that is double the S&P 500.

Regarding this first part of the Fund, the stocks did exactly what they were supposed to, which is correlate to the S&P 500. The second aspect, the utilization of the ELNs, added value relative to the benchmark, as the market was negative during the period, even though volatility levels remained well below historical averages.

For the current fiscal period, DUBS was down -2.83% at market and down -2.86% at net asset value (“NAV”). Over the same period, the S&P 500® Total Return Index was down -3.47%.

The largest positive equity contributor to return for the current fiscal period was Amazon.com, Inc. (AMZN), gaining 7.24% and adding 0.22% to the return of DUBS. The second largest contributor was Eli Lilly and Company (LLY), gaining 23.88% and adding 0.22% to the return of DUBS. The third largest contributor was Meta Platforms, Inc. (META), gaining 12.91% and adding 0.21% to the return of DUBS.

The largest negative equity contributor to the return of the Fund for the current fiscal period was Apple Inc. (AAPL), down -5.38% and detracting -0.38% from the return of DUBS. The second largest negative contributor was Tesla, Inc. (TSLA), down -16.80% and detracting 0.28% from the return of DUBS. The third largest negative contributor was a S&P 500 Index Equity Linked Note maturing in October 2023 (SPX_ 35D_2023), down -4.30% and detracting -0.17% from the return of DUBS.

We are excited about the opportunity to give our investors access to Aptus Large Cap Enhanced Yield ETF. DUBS provides investors an actively managed strategy that seeks attractive income with capital preservation. The strategy typically invests in a portfolio of stocks that, as a whole, correlate to the S&P 500, i.e., not taking on any stylistic risk. It then seeks to enhance the portfolio’s yield by using an option overlay to provide more distributable income.

We appreciate your interest in DUBS. If we can elaborate on the underlying Aptus Large Cap Enhanced Yield strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Large Cap Enhanced Yield ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock or ETF volatility than diversified funds. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying security, which may be magnified by certain features of the options. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying securities. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Call options give the owner the right to buy the underlying security at the specified price within a specific time period. Put options give the owner the right to sell the underlying security at the specified price within a specific time period. A collar is an options strategy constructed by holding shares of the underlying stock while simultaneously buying put options and selling call options against that holding.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the primary exchange’s official close price at 4:00p.m. Eastern and does not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments in this report for complete holdings information.

Definitions:

S&P 500® Total Return Index - a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value. The total return index is a type of equity index that tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index.

Aptus Capital Advisors is the adviser to the Aptus Large Cap Enhanced Yield ETF, which is distributed by Quasar Distributors, LLC.

Aptus ETFs

Portfolio Allocations

As of October 31, 2023 (Unaudited)

Aptus Collared Investment Opportunity ETF

Sector	Percentage of Net Assets
Technology (a)	27.7%
Consumer, Non-cyclical	18.3
Financial	13.2
Communications	12.4
Consumer, Cyclical	8.6
Industrial	8.3
Energy	4.7
Basic Materials	2.5
Utilities	2.3
Other Assets in Excess of Liabilities	1.5
Purchased Options	0.4
Short-Term Investments	0.1
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in Notes to Financial Statements.

Aptus Defined Risk ETF

Asset Type	Percentage of Net Assets
Exchange-Traded Funds	94.9%
Short-Term Investments	2.1
Purchased Options	2.0
Other Assets in Excess of Liabilities	1.0
Total	100.0%

Aptus Drawdown Managed Equity ETF

Sector	Percentage of Net Assets
Technology (a)	27.9%
Consumer, Non-cyclical	18.5
Financial	13.3
Communications	12.4
Consumer, Cyclical	8.7
Industrial	8.4
Energy	4.7
Basic Materials	2.7
Utilities	2.3
Short-Term Investments	0.6
Purchased Options	0.4
Other Assets in Excess of Liabilities	0.1
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in Notes to Financial Statements.

Aptus ETFs

Portfolio Allocations

As of October 31, 2023 (Unaudited) (Continued)

Opus Small Cap Value ETF

Sector	Percentage of Net Assets
Financial (a)	27.5%
Industrial	17.4
Consumer, Non-cyclical	15.1
Consumer, Cyclical	12.5
Energy	11.5
Utilities	5.4
Short-Term Investments	4.2
Basic Materials	2.9
Technology	2.7
Other Assets in Excess of Liabilities	0.8
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in Notes to Financial Statements.

Aptus International Enhanced Yield ETF

Asset Type	Percentage of Net Assets
Exchange-Traded Funds	84.3%
Equity-Linked Notes	14.6
Short-Term Investments	0.6
Other Assets in Excess of Liabilities	0.5
Total	100.0%

Aptus Enhanced Yield ETF

Asset Type	Percentage of Net Assets
U.S. Government Notes	81.9%
Equity-Linked Notes	14.3
Short-Term Investments	2.7
Other Assets in Excess of Liabilities	1.1
Total	100.0%

Aptus ETFs

Portfolio Allocations

As of October 31, 2023 (Unaudited) (Continued)

Aptus Large Cap Enhanced Yield ETF

Sector	Percentage of Net Assets
Technology (a)	23.4%
Consumer, Non-cyclical	16.7
Equity-Linked Notes	14.7
Communications	11.9
Financial	11.5
Consumer, Cyclical	7.4
Industrial	5.9
Energy	3.9
Utilities	1.9
Basic Materials	1.7
Other Assets in Excess of Liabilities	0.5
Short-Term Investments	0.5
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 9 in Notes to Financial Statements.

Aptus Collared Investment Opportunity ETF

Schedule of Investments
October 31, 2023 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 98.0%
	Basic Materials — 2.5%
55,891	Freeport-McMoRan, Inc. (a)	$1,887,998
24,318	Linde plc (a)	9,293,367
7,959	Sherwin-Williams Company (a)	1,895,913
		13,077,278
	Communications — 12.4%
157,411	Alphabet, Inc. - Class C (a)(b)	19,723,598
130,689	Amazon.com, Inc. (a)(b)	17,393,399
62,421	Cisco Systems, Inc. (a)	3,254,007
61,617	Comcast Corporation - Class A (a)	2,544,166
31,615	Meta Platforms, Inc. - Class A (a)(b)	9,524,651
6,830	Netflix, Inc. (a)(b)	2,811,843
35,682	T-Mobile US, Inc. (a)(b)	5,133,213
28,366	Walt Disney Company (a)(b)	2,314,382
		62,699,259
	Consumer, Cyclical — 8.6%
7,414	Costco Wholesale Corporation (a)	4,095,790
31,467	Lowe’s Companies, Inc. (a)	5,996,666
23,248	Marriott International, Inc. - Class A (a)	4,383,643
23,129	McDonald’s Corporation (a)	6,063,730
18,576	NIKE, Inc. - Class B (a)	1,909,056
42,711	PulteGroup, Inc. (a)	3,143,102
39,429	Tesla, Inc. (a)(b)	7,918,920
49,626	TJX Companies, Inc. (a)	4,370,562
34,221	Walmart, Inc. (a)	5,592,054
		43,473,523
	Consumer, Non-cyclical — 18.3%
46,706	Abbott Laboratories (a)	4,416,052
26,222	AbbVie, Inc. (a)	3,702,022
74,643	Altria Group, Inc. (a)	2,998,409
11,679	Amgen, Inc. (a)	2,986,320
31,433	Bristol-Myers Squibb Company (a)	1,619,742
7,764	Chemed Corporation (a)	4,368,415
11,566	Elevance Health, Inc. (a)	5,205,741
11,190	Eli Lilly & Company (a)	6,198,477
39,471	Gilead Sciences, Inc. (a)	3,100,052
37,688	Johnson & Johnson (a)	5,590,638
36,883	Merck & Company, Inc. (a)	3,787,884
77,567	Mondelez International, Inc. - Class A (a)	5,135,711
35,397	PayPal Holdings, Inc. (a)(b)	1,833,565
47,249	PepsiCo, Inc. (a)	7,714,817
95,165	Pfizer, Inc. (a)	2,908,242
49,225	Procter & Gamble Company (a)	7,385,227
	COMMON STOCKS — 98.0% (Continued)
	Consumer, Non-cyclical — 18.3% (Continued)
32,332	Stryker Corporation (a)	8,736,753
13,967	Thermo Fisher Scientific, Inc. (a)	6,212,103
16,523	UnitedHealth Group, Inc. (a)	8,849,058
		92,749,228
	Energy — 4.7%
116,921	Devon Energy Corporation	5,445,011
31,554	Diamondback Energy, Inc. (a)	5,058,737
104,963	Exxon Mobil Corporation (a)	11,110,334
37,974	Schlumberger, Ltd. (a)	2,113,633
		23,727,715
	Financial — 13.2%
22,944	American Tower Corporation (a)	4,088,391
151,742	Bank of America Corporation (a)	3,996,884
25,892	Berkshire Hathaway, Inc. - Class B (a)(b)	8,837,716
8,238	BlackRock, Inc. (a)	5,043,963
60,934	Citigroup, Inc. (a)	2,406,284
30,950	Intercontinental Exchange, Inc. (a)	3,325,268
58,864	JPMorgan Chase & Company (a)	8,185,628
27,571	Marsh & McLennan Companies, Inc. (a)	5,228,840
59,211	Morgan Stanley (a)	4,193,323
46,431	Progressive Corporation (a)	7,340,277
40,358	Prologis, Inc. (a)	4,066,069
10,044	Public Storage (a)	2,397,603
33,762	Visa, Inc. - Class A (a)	7,937,446
		67,047,692
	Industrial — 8.3%
12,016	Boeing Company (a)(b)	2,244,829
30,785	Caterpillar, Inc. (a)	6,958,949
198,105	CSX Corporation (a)	5,913,434
10,009	Deere & Company (a)	3,656,888
20,341	FedEx Corporation (a)	4,883,874
27,891	Honeywell International, Inc. (a)	5,111,305
19,985	Northrop Grumman Corporation (a)	9,421,530
23,356	Waste Management, Inc. (a)	3,838,091
		42,028,900
	Technology — 27.7% (c)
21,700	Accenture plc - Class A (a)	6,446,853
7,707	Adobe, Inc. (a)(b)	4,100,586
53,527	Analog Devices, Inc. (a)	8,421,403
211,665	Apple, Inc. (a)	36,146,032
49,623	Applied Materials, Inc. (a)	6,567,604
7,314	Broadcom, Inc. (a)	6,153,780
41,087	Fiserv, Inc. (a)(b)	4,673,646
15,194	Intuit, Inc. (a)	7,520,270

The accompanying notes are an integral part of these financial statements.

Aptus Collared Investment Opportunity ETF

Schedule of Investments
October 31, 2023 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.0% (Continued)
	Technology — 27.7% (c) (Continued)
107,059	Microsoft Corporation (a)	$36,197,719
35,463	NVIDIA Corporation (a)	14,461,811
13,951	ServiceNow, Inc. (a)(b)	8,117,389
12,622	Texas Instruments, Inc. (a)	1,792,450
		140,599,543
	Utilities — 2.3%
38,875	Duke Energy Corporation	3,455,599
51,074	NextEra Energy, Inc. (a)	2,977,614
78,974	Southern Company (a)	5,314,950
		11,748,163
	TOTAL COMMON STOCKS (Cost $439,423,334)	497,151,301

Contracts		Notional Amount
	PURCHASED OPTIONS (d) — 0.4%
	Put Options — 0.4%
1,100	S&P 500 Index, Expiration 11/17/2023, Exercise Price: $4,050.00 (e)	$461,318,000	2,046,000
	TOTAL PURCHASED OPTIONS (Cost $5,274,043)		2,046,000

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 0.1%
725,614	First American Treasury Obligations Fund - Class X, 5.27% (f)	$725,614
	TOTAL SHORT-TERM INVESTMENTS (Cost $725,614)	725,614
	TOTAL INVESTMENTS (Cost $445,422,991) — 98.5%	499,922,915
	Other Assets in Excess of Liabilities — 1.5%	7,450,261
	NET ASSETS — 100.0%	$507,373,176

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is held as collateral for written options. At October 31, 2023, the total value of securities held as collateral amounted to $487,433,718 or 96.1% of net assets.
(b)	Non-income producing security.
(c)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors. See Note 9 in Notes to Financial Statements.

(d)	Exchange traded.
(e)	Securities are held in connection with written options, see Schedule of Written Options for more details.
(f)	Rate shown is the annualized seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus Collared Investment Opportunity ETF

Schedule of Written Options
October 31, 2023 (Unaudited)

Contracts	Security Description	Notional Amount	Value
	Written Options (a) — (0.1)%
	Call Options — 0.0% (b)
(300)	Gilead Sciences, Inc., Expiration: 11/17/2023, Exercise Price: $85.00	$(2,356,200)	$(6,750)
(200)	McDonald’s Corporation, Expiration: 11/17/2023, Exercise Price: $270.00	(5,243,400)	(22,300)
(500)	Mondelez International, Inc. – Class A, Expiration: 11/17/2023, Exercise Price: $67.50	(3,310,500)	(47,500)
(400)	PepsiCo, Inc., Expiration: 11/17/2023, Exercise Price: $170.00	(6,531,200)	(15,000)
(250)	Procter & Gamble Company, Expiration: 11/17/2023, Exercise Price: $155.00	(3,750,750)	(10,250)
(300)	Progressive Corporation, Expiration: 11/17/2023, Exercise Price: $165.00	(4,742,700)	(27,000)
(480)	TJX Companies, Inc., Expiration: 11/17/2023, Exercise Price: $95.00	(4,227,360)	(12,960)
(300)	Walmart, Inc., Expiration: 11/17/2023, Exercise Price: $170.00	(4,902,300)	(34,050)
			(175,810)
	Written Options (a) — (0.1)% (Continued)
	Put Options — (0.1)%
(1,100)	S&P 500 Index, Expiration: 11/17/2023, Exercise Price: $3,800.00	$(461,318,000)	$(352,000)
	TOTAL WRITTEN OPTIONS (Premiums Received $909,881)		$(527,810)

Percentages are stated as a percent of net assets.

(a)	Exchange traded.
(b)	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.

Aptus Defined Risk ETF

Schedule of Investments
October 31, 2023 (Unaudited)

Shares	Security Description	Value
	EXCHANGE-TRADED FUNDS — 94.9% (a)
	Investment Grade Corporate Bonds — 94.9%
874,482	Invesco BulletShares 2025 Corporate Bond ETF	$17,585,833
2,212,955	Invesco BulletShares 2026 Corporate Bond ETF	41,492,906
601,294	Invesco BulletShares 2028 Corporate Bond ETF	11,535,825
660,598	Invesco BulletShares 2029 Corporate Bond ETF (b)	11,434,951
1,721,492	Invesco BulletShares 2030 Corporate Bond ETF (b)	26,338,828
1,252,524	Invesco BulletShares 2031 Corporate Bond ETF (b)	18,663,109
851,686	iShares iBonds Dec 2027 Term Corporate ETF (b)	19,571,744
2,367,423	iShares iBonds Dec 2028 Term Corporate ETF (b)	56,320,993
1,642,831	iShares iBonds Dec 2029 Term Corporate ETF (b)	35,485,150
1,346,698	iShares iBonds Dec 2030 Term Corporate ETF (b)	26,933,960
1,974,564	iShares iBonds Dec 2031 Term Corporate ETF (b)	37,437,733
1,626,030	iShares iBonds Dec 2032 Term Corporate ETF (b)	37,236,087
314,331	iShares iBonds Dec 2033 Term Corporate ETF (b)	7,367,919
		347,405,038
	TOTAL EXCHANGE-TRADED FUNDS (Cost $367,127,868)	347,405,038

Contracts		Notional Amount
	PURCHASED OPTIONS (c) — 2.0%
	Call Options — 1.7%
7,000	Abbott Laboratories, Expiration 2/16/2024, Exercise Price: $105.00	$66,185,000	1,015,000
15,000	iShares 20+ Year Treasury Bond ETF, Expiration 12/15/2023, Exercise Price: $125.00 (d)	125,370,000	37,500
Contracts	Security Description	Notional Amount	Value
	PURCHASED OPTIONS (c) — 2.0% (Continued)
	Call Options — 1.7% (Continued)
1,600	Meta Platforms, Inc., Expiration 1/19/2024, Exercise Price: $340.00 (d)	$48,203,200	$1,108,000
720	S&P 500 Index, Expiration 3/15/2024, Exercise Price: $4,500.00	301,953,600	3,942,000
			6,102,500
	Put Options — 0.3%
215	S&P 500 Index, Expiration 12/15/2023, Exercise Price: $4,100.00	90,166,700	1,226,575
	TOTAL PURCHASED OPTIONS (Cost $16,514,370)		7,329,075

Shares
	SHORT-TERM INVESTMENTS — 2.1%
7,653,355	First American Treasury Obligations Fund - Class X, 5.27% (e)	7,653,355
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,653,355)	7,653,355
	TOTAL INVESTMENTS (Cost $391,295,593) — 99.0%	362,387,468
	Other Assets in Excess of Liabilities — 1.0%	3,682,976
	NET ASSETS — 100.0%	$366,070,444

Percentages are stated as a percent of net assets.

(a)

The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest. See Note 9 in Notes to Financial Statements.

(b)	Affiliated Exchange Traded Fund during the period. See Note 5 in Notes to Financial Statements.
(c)	Exchange traded.
(d)	Securities are held in connection with written options, see Schedule of Written Options for more details.
(e)	Rate shown is the annualized seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus Defined Risk ETF

Schedule of Written Options
October 31, 2023 (Unaudited)

Contracts	Security Description	Notional Amount	Value
	Written Options (a) — 0.0% (b)
	Call Options — 0.0% (b)
(15,000)	iShares 20+ Year Treasury Bond ETF, Expiration: 12/15/2023, Exercise Price: $135.00	$(125,370,000)	$(22,500)
(400)	Meta Platforms, Inc., Expiration: 1/19/2024, Exercise Price: $400.00	(12,050,800)	(35,200)
			(57,700)
	TOTAL WRITTEN OPTIONS (Premiums Received $881,041)		$(57,700)

Percentages are stated as a percent of net assets.

(a)	Exchange traded.
(b)	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Schedule of Investments
October 31, 2023 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 98.9%
	Basic Materials — 2.7%
16,770	Freeport-McMoRan, Inc.	$566,491
7,310	Linde plc (a)	2,793,590
2,370	Sherwin-Williams Company (a)	564,558
		3,924,639
	Communications — 12.4%
46,737	Alphabet, Inc. - Class C (a)(b)	5,856,146
38,821	Amazon.com, Inc. (a)(b)	5,166,687
18,588	Cisco Systems, Inc.	968,992
18,227	Comcast Corporation - Class A	752,593
9,417	Meta Platforms, Inc. - Class A (b)	2,837,060
2,053	Netflix, Inc. (b)	845,200
10,730	T-Mobile US, Inc. (a)(b)	1,543,618
8,481	Walt Disney Company (a)(b)	691,965
		18,662,261
	Consumer, Cyclical — 8.7%
2,249	Costco Wholesale Corporation	1,242,438
9,402	Lowe’s Companies, Inc.	1,791,739
6,977	Marriott International, Inc. - Class A	1,315,583
6,910	McDonald’s Corporation (a)	1,811,595
5,543	NIKE, Inc. - Class B	569,654
12,877	PulteGroup, Inc. (a)	947,618
11,856	Tesla, Inc. (a)(b)	2,381,159
15,048	TJX Companies, Inc.	1,325,277
10,250	Walmart, Inc. (a)	1,674,953
		13,060,016
	Consumer, Non-cyclical — 18.5%
14,164	Abbott Laboratories (a)	1,339,206
7,876	AbbVie, Inc. (a)	1,111,934
22,362	Altria Group, Inc. (a)	898,282
3,507	Amgen, Inc.	896,740
9,357	Bristol-Myers Squibb Company	482,166
2,350	Chemed Corporation	1,322,227
3,459	Elevance Health, Inc. (a)	1,556,861
3,366	Eli Lilly & Company (a)	1,864,528
11,879	Gilead Sciences, Inc.	932,977
11,209	Johnson & Johnson (a)	1,662,743
11,009	Merck & Company, Inc. (a)	1,130,624
23,340	Mondelez International, Inc. - Class A	1,545,341
10,485	PayPal Holdings, Inc. (a)(b)	543,123
14,224	PepsiCo, Inc. (a)	2,322,495
28,802	Pfizer, Inc.	880,189
14,832	Procter & Gamble Company (a)	2,225,245
9,656	Stryker Corporation	2,609,244
	COMMON STOCKS — 98.9% (Continued)
	Consumer, Non-cyclical — 18.5% (Continued)
4,158	Thermo Fisher Scientific, Inc. (a)	1,849,354
4,935	UnitedHealth Group, Inc. (a)	2,642,989
		27,816,268
	Energy — 4.7%
34,886	Devon Energy Corporation	1,624,641
9,432	Diamondback Energy, Inc. (a)	1,512,138
31,267	Exxon Mobil Corporation	3,309,612
11,311	Schlumberge NV	629,570
		7,075,961
	Financial — 13.3%
6,894	American Tower Corporation	1,228,442
45,265	Bank of America Corporation (a)	1,192,280
7,735	Berkshire Hathaway, Inc. - Class B (a)(b)	2,640,188
2,477	BlackRock, Inc. (a)	1,516,618
18,495	Citigroup, Inc.	730,368
9,226	Intercontinental Exchange, Inc. (a)	991,241
17,564	JPMorgan Chase & Company (a)	2,442,450
8,211	Marsh & McLennan Companies, Inc.	1,557,216
17,702	Morgan Stanley	1,253,656
13,896	Progressive Corporation (a)	2,196,819
12,015	Prologis, Inc. (a)	1,210,511
2,974	Public Storage	709,924
10,060	Visa, Inc. - Class A (a)	2,365,106
		20,034,819
	Industrial — 8.4%
3,614	Boeing Company (b)	675,167
9,266	Caterpillar, Inc. (a)	2,094,579
59,426	CSX Corporation	1,773,866
3,012	Deere & Company	1,100,464
6,124	FedEx Corporation	1,470,372
8,343	Honeywell International, Inc.	1,528,938
5,968	Northrop Grumman Corporation	2,813,494
6,987	Waste Management, Inc.	1,148,174
		12,605,054
	Technology — 27.9% (c)
6,473	Accenture plc - Class A (a)	1,923,064
2,292	Adobe, Inc. (b)	1,219,482
15,995	Analog Devices, Inc.	2,516,493
62,779	Apple, Inc. (a)	10,720,770
14,787	Applied Materials, Inc.	1,957,059
2,197	Broadcom, Inc. (a)	1,848,490
12,458	Fiserv, Inc. (b)	1,417,097
4,570	Intuit, Inc. (a)	2,261,921

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Schedule of Investments
October 31, 2023 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 98.9% (Continued)
	Technology — 27.9% (c) (Continued)
31,744	Microsoft Corporation (a)	$10,732,964
10,530	NVIDIA Corporation (a)	4,294,134
4,167	ServiceNow, Inc. (a)(b)	2,424,569
3,780	Texas Instruments, Inc.	536,798
		41,852,841
	Utilities — 2.3%
11,564	Duke Energy Corporation	1,027,924
15,348	NextEra Energy, Inc. (a)	894,788
23,598	Southern Company	1,588,145
		3,510,857
	TOTAL COMMON STOCKS (Cost $141,737,453)	148,542,716

Contracts		Notional Amount
	PURCHASED OPTIONS (d) — 0.4%
	Put Options — 0.4%
4,000	S&P 500 Index, Expiration 12/15/2023, Exercise Price: $3,050.00 (e)	$1,677,520,000	700,000
	TOTAL PURCHASED OPTIONS (Cost $1,225,947)		700,000

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 0.6%
959,059	First American Treasury Obligations Fund - Class X, 5.27% (f)	$959,059
	TOTAL SHORT-TERM INVESTMENTS (Cost $959,059)	959,059
	TOTAL INVESTMENTS (Cost $143,922,459) — 99.9%	150,201,775
	Other Assets in Excess of Liabilities — 0.1%	165,765
	NET ASSETS — 100.0%	$150,367,540

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is held as collateral for written options. At October 31, 2023, the total value of securities held as collateral amounted to $92,090,396 or 61.2% of net assets.
(b)	Non-income producing security.
(c)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors. See Note 9 in Notes to Financial Statements.

(d)	Exchange traded.
(e)	Securities are held in connection with written options, see Schedule of Written Options for more details.
(f)	Rate shown is the annualized seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Schedule of Written Options
October 31, 2023 (Unaudited)

Contracts	Security Description	Notional Amount	Value
	Written Options (a) — (0.1)%
	Put Options — (0.1)%
(4,000)	S&P 500 Index, Expiration: 12/15/2023, Exercise Price: $2,500.00	$(1,677,520,000)	$(210,000)
	TOTAL WRITTEN OPTIONS (Premiums Received $404,403)		$(210,000)

Percentages are stated as a percent of net assets.

(a)	Exchange traded.

The accompanying notes are an integral part of these financial statements.

Opus Small Cap Value ETF

Schedule of Investments
October 31, 2023 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 95.0%
	Basic Materials — 2.9%
26,984	Ashland, Inc.	$2,067,784
125,960	Valvoline, Inc.	3,737,233
		5,805,017
	Consumer, Cyclical — 12.5%
42,217	Boyd Gaming Corporation	2,332,489
17,398	Casey’s General Stores, Inc.	4,730,690
83,155	KB Home	3,675,451
16,553	Marriott Vacations Worldwide Corporation	1,487,453
21,832	MSC Industrial Direct Company, Inc. - Class A	2,068,582
7,395	Murphy USA, Inc.	2,682,093
7,321	Pool Corporation	2,311,752
36,730	RCI Hospitality Holdings, Inc.	2,002,152
33,638	Texas Roadhouse, Inc.	3,415,603
		24,706,265
	Consumer, Non-cyclical — 15.1%
17,341	Booz Allen Hamilton Holding Corporation	2,079,706
24,649	Bruker Corporation	1,404,993
9,503	Chemed Corporation	5,346,863
44,279	Encompass Health Corporation	2,770,094
55,213	Ensign Group, Inc.	5,333,576
62,658	EVERTEC, Inc.	1,991,271
109,612	Hackett Group, Inc.	2,443,251
28,614	ICF International, Inc.	3,626,252
53,390	Kforce, Inc.	3,258,926
31,045	Service Corporation International	1,689,469
		29,944,401
	Energy — 11.5%
23,517	Chord Energy Corporation	3,887,830
26,532	Civitas Resources, Inc.	2,001,309
82,427	Helmerich & Payne, Inc.	3,261,636
139,896	Kimbell Royalty Partners LP	2,255,124
95,200	Northern Oil and Gas, Inc.	3,649,968
132,392	Sitio Royalties Corporation - Class A	3,272,730
158,333	Viper Energy Partners LP	4,509,324
		22,837,921
	Financial — 27.5% (a)
32,162	Agree Realty Corporation	1,799,142
60,443	American Homes 4 Rent - Class A	1,978,904
107,739	Apple Hospitality REIT, Inc.	1,689,348
36,920	Community Healthcare Trust, Inc.	1,058,496
164,654	Compass Diversified Holdings	2,828,756
19,396	EastGroup Properties, Inc.	3,166,397
	COMMON STOCKS — 95.0% (Continued)
	Financial — 27.5% (a) (Continued)
72,369	Enterprise Financial Services Corporation	2,516,270
108,008	Essential Properties Realty Trust, Inc.	2,370,776
61,374	Four Corners Property Trust, Inc.	1,307,266
77,088	German American Bancorp, Inc.	2,106,815
31,073	Hanover Insurance Group, Inc.	3,642,066
16,643	Hingham Institution for Savings	2,472,817
106,485	Home BancShares, Inc.	2,177,618
35,319	Kemper Corporation	1,408,522
209,946	Ladder Capital Corporation	2,122,554
46,367	Lakeland Financial Corporation	2,283,575
44,066	National Storage Affiliates Trust	1,256,762
120,868	NewtekOne, Inc.	1,676,439
176,361	Old Second Bancorp, Inc.	2,391,455
18,066	Primerica, Inc.	3,453,497
127,836	Seacoast Banking Corporation of Florida	2,583,566
55,142	Stock Yards Bancorp, Inc.	2,156,604
37,889	Terreno Realty Corporation	2,018,726
63,862	Washington Trust Bancorp, Inc.	1,480,960
141,774	West BanCorp, Inc.	2,329,347
		54,276,678
	Industrial — 17.4%
22,197	AptarGroup, Inc.	2,714,027
46,079	Arcosa, Inc.	3,182,677
19,023	Comfort Systems USA, Inc.	3,459,333
16,995	Franklin Electric Company, Inc.	1,473,806
32,186	Graco, Inc.	2,393,029
16,392	Grupo Aeroportuario del Centro Norte SAB de CV - ADR	1,002,699
14,505	Kadant, Inc.	3,191,100
14,768	Landstar System, Inc.	2,433,471
23,435	Lincoln Electric Holdings, Inc.	4,096,438
26,517	Owens Corning	3,006,232
26,282	Tetra Tech, Inc.	3,966,217
36,132	UFP Industries, Inc.	3,438,682
		34,357,711
	Technology — 2.7%
21,981	Amdocs, Ltd.	1,761,997
113,892	Magic Software Enterprises, Ltd.	1,141,198
98,633	Sapiens International Corporation NV	2,515,141
		5,418,336

The accompanying notes are an integral part of these financial statements.

Opus Small Cap Value ETF

Schedule of Investments
October 31, 2023 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 95.0% (Continued)
	Utilities — 5.4%
119,528	Atlantica Sustainable Infrastructure plc	$2,164,652
62,723	California Water Service Group	3,053,356
56,540	New Jersey Resources Corporation	2,294,393
39,876	Otter Tail Corporation	3,068,059
		10,580,460
	TOTAL COMMON STOCKS (Cost $198,286,794)	187,926,789

	SHORT-TERM INVESTMENTS — 4.2%
8,298,758	First American Treasury Obligations Fund - Class X, 5.27% (b)	8,298,758
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,298,758)	8,298,758
	TOTAL INVESTMENTS (Cost $206,585,552) — 99.2%	196,225,547
	Other Assets in Excess of Liabilities — 0.8%	1,638,837
	NET ASSETS — 100.0%	$197,864,384

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
(a)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors. See Note 9 in Notes to Financial Statements.

(b)	Rate shown is the annualized seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus International Enhanced Yield ETF

Schedule of Investments
October 31, 2023 (Unaudited)

Principal Amount	Security Description	Value
	EQUITY-LINKED NOTES — 14.6%
$4,000,000	BNP Paribas Issuance B.V., ELN, (linked to iShares MSCI EAFE ETF), 28.77%, 11/08/2023 (a)	$3,928,316
3,600,000	Citigroup Global Markets Holdings Inc., ELN, (linked to iShares MSCI EAFE ETF), 30.27%, 11/22/2023 (a)	3,611,818
3,700,000	GS Finance Corporation, ELN, (linked to iShares MSCI EAFE ETF), 26.44%, 11/30/2023 (a)	3,707,770
4,350,000	UBS AG, ELN, (linked to iShares MSCI EAFE ETF), 23.75%, 11/15/2023 (a)	4,268,088
	TOTAL EQUITY-LINKED NOTES (Cost $15,650,000)	15,515,992

Shares
	EXCHANGE-TRADED FUNDS — 84.3% (b)
	Developed Market Equity — 57.1%
1,072,608	iShares Core MSCI International Developed Markets ETF (c)	60,441,461

	Emerging Market Equity — 27.2%
888,581	SPDR Portfolio Emerging Markets ETF (c)	28,852,225
	TOTAL EXCHANGE-TRADED FUNDS (Cost $93,126,830)	89,293,686

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 0.6%
625,743	First American Treasury Obligations Fund - Class X, 5.27% (d)	$625,743
	TOTAL SHORT-TERM INVESTMENTS (Cost $625,743)	625,743
	TOTAL INVESTMENTS (Cost $109,402,573) — 99.5%	105,435,421
	Other Assets in Excess of Liabilities — 0.5%	548,940
	NET ASSETS — 100.0%	$105,984,361

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)

The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest. See Note 9 in Notes to Financial Statements.

(c)

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(d)	Rate shown is the annualized seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus Enhanced Yield ETF

Schedule of Investments
October 31, 2023 (Unaudited)

Principal Amount	Security Description	Value
	EQUITY-LINKED NOTES — 14.3%
$14,100,000	BNP Paribas Issuance B.V., ELN, (linked to S&P 500 Index) 39.40%, 11/22/2023 (a)	$14,150,963
14,300,000	GS Finance Corporation, ELN, (linked to S&P 500 Index) 43.22%, 11/30/2023 (a)	14,342,900
15,000,000	RBC Capital Markets, LLC, ELN, (linked to S&P 500 Index) 43.91%, 11/8/2023 (a)	14,706,272
16,100,000	UBS AG, ELN, (linked to S&P 500 Index) 40.20%, 11/15/2023 (a)	15,718,311
	TOTAL EQUITY-LINKED NOTES (Cost $59,500,000)	58,918,446

	U.S. GOVERNMENT NOTES — 81.9%
	U.S. Treasury Notes — 81.9%
	United States Treasury Notes
96,000,000	1/31/2024, 0.875%	94,932,411
15,000,000	2/29/2024, 1.500%	14,806,881
15,000,000	3/15/2024, 0.250%	14,715,502
50,000,000	4/15/2024, 0.375%	48,870,221
25,000,000	4/30/2024, 2.250%	24,600,205
40,000,000	6/30/2024, 3.000%	39,345,018
16,625,000	9/30/2024, 4.250%	16,444,538
14,000,000	11/30/2024, 4.500%	13,862,360
25,000,000	3/31/2025, 3.875%	24,533,203
25,000,000	9/30/2026, 1.625%	22,818,360
25,000,000	10/31/2027, 0.500%	21,076,172
	TOTAL U.S. GOVERNMENT NOTES (Cost $339,023,185)	336,004,871

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 2.7%
11,179,831	First American Treasury Obligations Fund - Class X, 5.27% (b)	$11,179,831
	TOTAL SHORT-TERM INVESTMENTS (Cost $11,179,831)	11,179,831
	TOTAL INVESTMENTS (Cost $409,703,016) — 98.9%	406,103,148
	Other Assets in Excess of Liabilities — 1.1%	4,318,951
	NET ASSETS — 100.0%	$410,422,099

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Rate shown is the annualized seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus Large Cap Enhanced Yield ETF

Schedule of Investments
October 31, 2023 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 84.3%
	Basic Materials — 1.7%
676	Air Products and Chemicals, Inc.	$190,929
243	Albemarle Corporation	30,808
2,407	Dow, Inc.	116,354
996	DuPont de Nemours, Inc.	72,588
939	Ecolab, Inc.	157,508
3,322	Freeport-McMoRan, Inc.	112,217
1,211	Linde plc	462,796
685	LyondellBasell Industries N.V. - Class A	61,814
1,641	Newmont Corporation	61,488
609	Nucor Corporation	90,004
506	PPG Industries, Inc.	62,122
787	Sherwin-Williams Company	187,471
1,791	Southern Copper Corporation	126,982
		1,733,081
	Communications — 11.9%
1,181	Airbnb, Inc. - Class A (a)	139,700
27,243	Alphabet, Inc. - Class A (a)	3,380,311
22,718	Amazon.com, Inc. (a)	3,023,539
724	Arista Networks, Inc. (a)	145,068
16,889	AT&T, Inc.	260,091
98	Booking Holdings, Inc. (a)	273,377
293	CDW Corporation	58,717
404	Charter Communications, Inc. - Class A (a)	162,731
10,228	Cisco Systems, Inc.	533,186
10,230	Comcast Corporation - Class A	422,397
1,776	Corning, Inc.	47,526
1,090	eBay, Inc.	42,761
31	MercadoLibre, Inc. (a)	38,463
5,558	Meta Platforms, Inc. - Class A (a)	1,674,459
389	Motorola Solutions, Inc.	108,321
1,148	Netflix, Inc. (a)	472,620
730	Palo Alto Networks, Inc. (a)	177,405
1,422	T-Mobile US, Inc. (a)	204,569
1,160	Trade Desk, Inc. - Class A (a)	82,314
3,713	Uber Technologies, Inc. (a)	160,699
213	VeriSign, Inc. (a)	42,528
10,352	Verizon Communications, Inc.	363,666
4,401	Walt Disney Company (a)	359,078
5,019	Warner Bros. Discovery, Inc. (a)	49,889
		12,223,415
	Consumer, Cyclical — 7.4%
592	Aptiv plc (a)	51,622
59	AutoZone, Inc. (a)	146,151
2,535	Carnival Corporation (a)	29,051
	COMMON STOCKS — 84.3% (Continued)
	Consumer, Cyclical — 7.4% (Continued)
70	Casey’s General Stores, Inc.	19,034
69	Chipotle Mexican Grill, Inc. (a)	134,012
2,246	Copart, Inc. (a)	97,746
1,106	Costco Wholesale Corporation	610,999
312	Cummins, Inc.	67,486
805	D.R. Horton, Inc.	84,042
1,324	Delta Air Lines, Inc.	41,375
465	Dollar General Corporation	55,354
464	Dollar Tree, Inc. (a)	51,546
1,203	Fastenal Company	70,183
445	Ferguson plc	66,839
9,128	Ford Motor Company	88,998
3,114	General Motors Company	87,815
293	Genuine Parts Company	37,756
612	Hilton Worldwide Holdings, Inc.	92,736
2,535	Home Depot, Inc.	721,689
1,652	Las Vegas Sands Corporation	78,404
628	Lennar Corporation - Class A	66,995
472	Live Nation Entertainment, Inc. (a)	37,769
1,553	Lowe’s Companies, Inc.	295,955
300	Lululemon Athletica, Inc. (a)	118,044
688	Marriott International, Inc. - Class A	129,729
1,836	McDonald’s Corporation	481,344
1,637	Mobileye Global, Inc. - Class A (a)	58,392
3,061	NIKE, Inc. - Class B	314,579
179	O’Reilly Automotive, Inc. (a)	166,549
1,737	PACCAR, Inc.	143,355
80	Pool Corporation	25,262
278	PulteGroup, Inc.	20,458
1,103	Ross Stores, Inc.	127,915
543	Royal Caribbean Cruises, Ltd. (a)	46,008
1,133	Southwest Airlines Company	25,187
2,846	Starbucks Corporation	262,515
1,070	Target Corporation	118,545
6,615	Tesla, Inc. (a)	1,328,557
2,874	TJX Companies, Inc.	253,113
443	Tractor Supply Company	85,304
110	Ulta Beauty, Inc. (a)	41,944
619	United Airlines Holdings, Inc. (a)	21,671
114	W.W. Grainger, Inc.	83,201
1,710	Walgreens Boots Alliance, Inc.	36,047
3,451	Walmart, Inc.	563,928
673	Yum! Brands, Inc.	81,339
		7,566,543

The accompanying notes are an integral part of these financial statements.

Aptus Large Cap Enhanced Yield ETF

Schedule of Investments
October 31, 2023 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 84.3% (Continued)
	Consumer, Non-cyclical — 16.7%
4,340	Abbott Laboratories	$410,347
4,340	AbbVie, Inc.	612,721
967	Agilent Technologies, Inc.	99,959
168	Align Technology, Inc. (a)	31,011
4,073	Altria Group, Inc.	163,612
1,309	Amgen, Inc.	334,711
1,881	Archer-Daniels-Midland Company	134,623
1,033	Automatic Data Processing, Inc.	225,421
231	Avery Dennison Corporation	40,210
1,018	Baxter International, Inc.	33,014
817	Becton Dickinson & Company	206,521
340	Biogen, Inc. (a)	80,764
262	Booz Allen Hamilton Holding Corporation	31,422
4,217	Boston Scientific Corporation (a)	215,868
5,278	Bristol-Myers Squibb Company	271,975
491	Brown-Forman Corporation - Class B	27,575
512	Cardinal Health, Inc.	46,592
472	Cencora, Inc.	87,391
1,788	Centene Corporation (a)	123,336
507	Church & Dwight Company, Inc.	46,107
745	Cigna Group	230,354
238	Cintas Corporation	120,695
252	Clorox Company	29,660
9,660	Coca-Cola Company	545,693
1,894	Colgate-Palmolive Company	142,277
428	Constellation Brands, Inc. - Class A	100,216
1,626	Corteva, Inc.	78,276
894	CoStar Group, Inc. (a)	65,629
3,146	CVS Health Corporation	217,105
1,628	Danaher Corporation	312,609
1,440	Dexcom, Inc. (a)	127,915
1,893	Edwards Lifesciences Corporation (a)	120,622
600	Elevance Health, Inc.	270,054
2,012	Eli Lilly & Company	1,114,507
262	Equifax, Inc.	44,427
819	Estée Lauder Companies - Class A	105,545
164	FleetCor Technologies, Inc. (a)	36,928
172	Gartner, Inc. (a)	57,111
959	GE HealthCare Technologies, Inc.	63,841
1,343	General Mills, Inc.	87,617
3,138	Gilead Sciences, Inc.	246,459
559	Global Payments, Inc.	59,377
803	HCA Healthcare, Inc.	181,590
696	Hershey Company	130,396
1,104	Hormel Foods Corporation	35,935
	COMMON STOCKS — 84.3% (Continued)
	Consumer, Non-cyclical — 16.7% (Continued)
355	Humana, Inc.	185,910
170	ICON plc (a)	41,473
196	IDEXX Laboratories, Inc. (a)	78,296
338	Illumina, Inc. (a)	36,984
892	Intuitive Surgical, Inc. (a)	233,900
620	IQVIA Holdings, Inc. (a)	112,115
6,056	Johnson & Johnson	898,347
685	Kellanova	34,572
4,465	Kenvue, Inc.	83,049
2,034	Keurig Dr Pepper, Inc.	61,691
782	Kimberly-Clark Corporation	93,558
2,837	Kraft Heinz Company	89,252
1,502	Kroger Company	68,146
544	McCormick & Company, Inc.	34,762
401	Mckesson Corporation	182,599
3,253	Medtronic plc	229,532
6,256	Merck & Company, Inc.	642,491
859	Moderna, Inc. (a)	65,250
126	Molina Healthcare, Inc. (a)	41,952
3,348	Mondelez International, Inc. - Class A	221,671
2,435	Monster Beverage Corporation (a)	124,428
438	Moody’s Corporation	134,904
2,534	PayPal Holdings, Inc. (a)	131,261
3,391	PepsiCo, Inc.	553,682
14,022	Pfizer, Inc.	428,512
3,791	Philip Morris International, Inc.	338,006
5,779	Procter & Gamble Company	867,023
319	Quanta Services, Inc.	53,311
274	Regeneron Pharmaceuticals, Inc. (a)	213,690
310	ResMed, Inc.	43,778
823	S&P Global, Inc.	287,482
204	STERIS plc	42,836
846	Stryker Corporation	228,606
1,070	Sysco Corporation	71,144
952	Thermo Fisher Scientific, Inc.	423,421
692	Tyson Foods, Inc. - Class A	32,074
155	United Rentals, Inc.	62,972
2,272	UnitedHealth Group, Inc.	1,216,792
530	Verisk Analytics, Inc.	120,501
636	Vertex Pharmaceuticals, Inc. (a)	230,302
264	West Pharmaceutical Services, Inc.	84,029
171	WK Kellogg Company (a)	1,713
438	Zimmer Biomet Holdings, Inc.	45,732
1,172	Zoetis, Inc.	184,004
		17,103,771

The accompanying notes are an integral part of these financial statements.

Aptus Large Cap Enhanced Yield ETF

Schedule of Investments
October 31, 2023 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 84.3% (Continued)
	Energy — 3.9%
2,360	Baker Hughes Company	$81,231
559	Cheniere Energy, Inc.	93,029
4,384	Chevron Corporation	638,880
3,001	ConocoPhillips	356,519
1,567	Coterra Energy, Inc.	43,092
1,380	Devon Energy Corporation	64,267
386	Diamondback Energy, Inc.	61,884
1,692	EOG Resources, Inc.	213,615
9,930	Exxon Mobil Corporation	1,051,090
218	First Solar, Inc. (a)	31,054
2,066	Halliburton Company	81,276
724	Hess Corporation	104,546
5,151	Kinder Morgan, Inc.	83,446
1,271	Marathon Petroleum Corporation	192,239
2,068	Occidental Petroleum Corporation	127,823
953	ONEOK, Inc.	62,136
1,039	Phillips 66	118,519
545	Pioneer Natural Resources Company	130,255
3,502	Schlumberger NV	194,921
462	Targa Resources Corporation	38,628
839	Valero Energy Corporation	106,553
2,809	Williams Companies, Inc.	96,630
		3,971,633
	Financial — 11.5%
1,821	Aflac, Inc.	142,238
340	Alexandria Real Estate Equities, Inc.	31,664
556	Allstate Corporation	71,240
1,434	American Express Company	209,407
1,105	American Homes 4 Rent - Class A	36,178
2,288	American International Group, Inc.	140,277
1,347	American Tower Corporation	240,022
223	Ameriprise Financial, Inc.	70,149
557	Aon plc - Class A	172,336
656	Apollo Global Management, Inc.	50,801
793	Arch Capital Group, Ltd. (a)	68,737
612	Arthur J Gallagher & Company	144,120
372	AvalonBay Communities, Inc.	61,655
17,219	Bank of America Corporation	453,548
1,688	Bank of New York Mellon Corporation	71,740
4,394	Berkshire Hathaway, Inc. - Class B (a)	1,499,805
375	BlackRock, Inc.	229,605
2,760	Blackstone, Inc.	254,886
579	Brown & Brown, Inc.	40,194
858	Capital One Financial Corporation	86,907
654	CBRE Group, Inc. - Class A (a)	45,348
	COMMON STOCKS — 84.3% (Continued)
	Financial — 11.5% (Continued)
3,689	Charles Schwab Corporation	191,976
1,021	Chubb, Ltd.	219,127
4,454	Citigroup, Inc.	175,888
838	CME Group, Inc.	178,879
1,602	Crown Castle, Inc.	148,954
713	Digital Realty Trust, Inc.	88,669
509	Discover Financial Services	41,779
294	Equinix, Inc.	214,514
1,079	Equity Residential	59,701
436	Extra Space Storage, Inc.	45,165
1,346	Fifth Third Bancorp	31,914
33	First Citizens BancShares, Inc - Class A	45,564
812	Goldman Sachs Group, Inc.	246,531
629	Hartford Financial Services Group, Inc.	46,200
1,381	Intercontinental Exchange, Inc.	148,375
1,930	Invitation Homes, Inc.	57,302
591	Iron Mountain, Inc.	34,910
7,119	JPMorgan Chase & Company	989,968
339	M&T Bank Corporation	38,222
29	Markel Group, Inc. (a)	42,645
1,234	Marsh & McLennan Companies, Inc.	234,028
2,079	Mastercard, Inc. - Class A	782,432
2,119	MetLife, Inc.	127,161
3,192	Morgan Stanley	226,057
1,020	Nasdaq, Inc.	50,592
10,327	NU Holdings, Ltd. - Class A (a)	84,681
922	PNC Financial Services Group, Inc.	105,541
483	Principal Financial Group, Inc.	32,689
1,679	Progressive Corporation	265,433
2,243	Prologis, Inc.	225,982
783	Prudential Financial, Inc.	71,598
615	Public Storage	146,807
1,666	Realty Income Corporation	78,935
224	SBA Communications Corporation	46,733
759	Simon Property Group, Inc.	83,407
659	State Street Corporation	42,591
467	T. Rowe Price Group, Inc.	42,263
529	Travelers Companies, Inc.	88,576
3,101	Truist Financial Corporation	87,944
3,599	U.S. Bancorp	114,736
2,150	VICI Properties, Inc.	59,985
4,135	Visa, Inc. - Class A	972,138
9,123	Wells Fargo & Company	362,822
1,860	Welltower, Inc.	155,515

The accompanying notes are an integral part of these financial statements.

Aptus Large Cap Enhanced Yield ETF

Schedule of Investments
October 31, 2023 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 84.3% (Continued)
	Financial — 11.5% (Continued)
1,511	Weyerhaeuser Company	$43,351
217	Willis Towers Watson plc	51,188
		11,750,325
	Industrial — 5.9%
1,290	3M Company	117,325
4,332	Amcor plc	38,511
503	AMETEK, Inc.	70,807
1,387	Amphenol Corporation - Class A	111,723
785	Ball Corporation	37,798
1,403	Boeing Company (a)	262,108
1,940	Carrier Global Corporation	92,460
1,278	Caterpillar, Inc.	288,892
2,213	CSX Corporation	66,058
662	Deere & Company	241,868
287	Dover Corporation	37,296
1,012	Eaton Corporation plc	210,405
1,314	Emerson Electric Company	116,907
734	FedEx Corporation	176,233
740	Fortive Corporation	48,307
389	Garmin, Ltd.	39,884
748	General Dynamics Corporation	180,500
2,665	General Electric Company	289,499
323	Graco, Inc.	24,015
253	HEICO Corporation	40,078
1,642	Honeywell International, Inc.	300,913
841	Howmet Aerospace, Inc.	37,088
895	Illinois Tool Works, Inc.	200,587
851	Ingersoll Rand, Inc.	51,639
206	J.B. Hunt Transport Services, Inc.	35,405
1,560	Johnson Controls International plc	76,471
366	Keysight Technologies, Inc. (a)	44,670
401	L3Harris Technologies, Inc.	71,943
109	Lincoln Electric Holdings, Inc.	19,053
558	Lockheed Martin Corporation	253,689
143	Martin Marietta Materials, Inc.	58,478
63	Mettler-Toledo International, Inc. (a)	62,068
250	Norfolk Southern Corporation	47,697
433	Northrop Grumman Corporation	204,129
111	Old Dominion Freight Line, Inc.	41,809
1,493	Otis Worldwide Corporation	115,275
171	Owens Corning	19,386
281	Packaging Corporation of America	43,007
305	Parker-Hannifin Corporation	112,518
726	Republic Services, Inc.	107,804
251	Rockwell Automation, Inc.	65,965
3,614	RTX Corporation	294,143
	COMMON STOCKS — 84.3% (Continued)
	Industrial — 5.9% (Continued)
736	TE Connectivity, Ltd.	86,738
101	Teledyne Technologies, Inc. (a)	37,834
528	Trane Technologies plc	100,484
136	TransDigm Group, Inc. (a)	112,620
1,514	Union Pacific Corporation	314,322
1,777	United Parcel Service, Inc. - Class B	251,001
542	Veralto Corporation (a)	37,398
293	Vulcan Materials Company	57,572
1,159	Waste Management, Inc.	190,458
362	Westinghouse Air Brake Technologies Corporation	38,379
505	Xylem, Inc.	47,238
		6,028,455
	Technology — 23.4%
1,567	Accenture plc - Class A	465,540
1,193	Adobe, Inc. (a)	634,748
4,227	Advanced Micro Devices, Inc. (a)	416,359
212	Amdocs, Ltd.	16,994
1,247	Analog Devices, Inc.	196,191
185	ANSYS, Inc. (a)	51,478
36,485	Apple, Inc.	6,230,543
2,197	Applied Materials, Inc.	290,773
509	Autodesk, Inc. (a)	100,594
1,042	Broadcom, Inc.	876,708
507	Broadridge Financial Solutions, Inc.	86,514
654	Cadence Design Systems, Inc. (a)	156,862
1,094	Cognizant Technology Solutions Corporation - Class A	70,530
423	Crowdstrike Holdings, Inc. - Class A (a)	74,774
534	Datadog, Inc. - Class A (a)	43,505
1,692	Dell Technologies, Inc. - Class C	113,212
595	Electronic Arts, Inc.	73,655
55	Fair Isaac Corporation (a)	46,523
1,251	Fidelity National Information Services, Inc.	61,437
1,412	Fiserv, Inc. (a)	160,615
1,865	Fortinet, Inc. (a)	106,622
1,231	GLOBALFOUNDRIES, Inc. (a)	61,082
2,658	Hewlett Packard Enterprise Company	40,880
2,080	HP, Inc.	54,766
10,580	Intel Corporation	386,170
2,254	International Business Machines Corporation	326,019
704	Intuit, Inc.	348,445
339	KLA Corporation	159,228

The accompanying notes are an integral part of these financial statements.

Aptus Large Cap Enhanced Yield ETF

Schedule of Investments
October 31, 2023 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 84.3% (Continued)
	Technology — 23.4% (Continued)
352	Lam Research Corporation	207,053
2,040	Marvell Technology, Inc.	96,329
1,298	Microchip Technology, Inc.	92,534
2,591	Micron Technology, Inc.	173,260
18,659	Microsoft Corporation	6,308,794
112	Monolithic Power Systems, Inc.	49,475
184	MSCI, Inc.	86,765
6,327	NVIDIA Corporation	2,580,151
614	NXP Semiconductors NV	105,872
1,029	ON Semiconductor Corporation (a)	64,457
3,711	Oracle Corporation	383,717
3,322	Palantir Technologies, Inc. - Class A (a)	49,166
1,281	Paychex, Inc.	142,255
2,739	QUALCOMM, Inc.	298,524
253	Roper Technologies, Inc.	123,608
2,481	Salesforce, Inc. (a)	498,259
515	ServiceNow, Inc. (a)	299,653
773	Snowflake, Inc. - Class A (a)	112,185
361	Synopsys, Inc. (a)	169,468
358	Take-Two Interactive Software, Inc. (a)	47,882
2,265	Texas Instruments, Inc.	321,653
348	Veeva Systems, Inc. - Class A (a)	67,063
		23,928,890
	Utilities — 1.9%
528	Ameren Corporation	39,975
1,734	American Electric Power Company, Inc.	130,986
412	American Water Works Company, Inc.	48,472
1,316	Consolidated Edison, Inc.	115,532
756	Constellation Energy Corporation	85,368
2,875	Dominion Energy, Inc.	115,920
422	DTE Energy Company	40,672
1,768	Duke Energy Corporation	157,158
792	Edison International	49,944
429	Entergy Corporation	41,008
703	Eversource Energy	37,814
3,321	Exelon Corporation	129,320
1,151	FirstEnergy Corporation	40,976
4,947	NextEra Energy, Inc.	288,410
7,476	PG&E Corporation (a)	121,859
1,453	PPL Corporation	35,700
1,049	Public Service Enterprise Group, Inc.	64,671
2,027	Sempra	141,951
	COMMON STOCKS — 84.3% (Continued)
	Utilities — 1.9% (Continued)
2,493	Southern Company	167,779
661	WEC Energy Group, Inc.	53,799
1,181	Xcel Energy, Inc.	69,998
		1,977,312
	TOTAL COMMON STOCKS (Cost $91,648,774)	86,283,425

Principal Amount
	EQUITY-LINKED NOTES — 14.7%
$4,150,000	BNP Paribas Issuance B.V., ELN, (linked to S&P 500 Index) 18.50%, 11/8/2023 (b)	4,026,176
3,500,000	GS Finance Corporation, ELN, (linked to S&P 500 Index) 19.78%, 11/22/2023 (b)	3,496,571
4,200,000	RBC Capital Markets, LLC, ELN, (linked to S&P 500 Index) 17.06%, 11/15/2023 (b)	4,093,465
3,350,000	UBS AG, ELN, (linked to S&P 500 Index) 21.35% 11/30/2023 (b)	3,386,180
	TOTAL EQUITY-LINKED NOTES (Cost $15,200,000)	15,002,392

	SHORT-TERM INVESTMENTS — 0.5%
456,864	First American Treasury Obligations Fund - Class X, 5.27% (c)	456,864
	TOTAL SHORT-TERM INVESTMENTS (Cost $456,864)	456,864
	TOTAL INVESTMENTS (Cost $107,305,638) — 99.5%	101,742,681
	Other Assets in Excess of Liabilities — 0.5%	537,920
	NET ASSETS — 100.0%	$102,280,601

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Rate shown is the annualized seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Statements of Assets and Liabilities

October 31, 2023 (Unaudited)

	Aptus Collared Investment Opportunity ETF	Aptus Defined Risk ETF	Aptus Drawdown Managed Equity ETF
ASSETS
Investments in unaffiliated securities, at value*	$499,922,915	$208,409,833	$150,201,775
Investments in affiliated securities, at value*	—	153,977,635	—
Reclaims receivable	—	—	—
Deposit at broker for options	7,979,744	3,916,588	370,339
Dividends and interest receivable	366,395	49,994	109,849
Receivable for securities sold	—	—	—
Total assets	508,269,054	366,354,050	150,681,963

LIABILITIES
Written options, at value (premiums received, $909,881, $881,041, $404,403)	527,810	57,700	210,000
Payable for securities purchased	17,422	—	—
Management fees payable	350,646	225,906	104,423
Payable for capital shares redeemed	—	—	—
Total liabilities	895,878	283,606	314,423

NET ASSETS	$507,373,176	$366,070,444	$150,367,540

Net Assets Consist of:
Paid-in capital	$493,995,775	$524,660,138	$226,899,909
Total distributable earnings (accumulated deficit)	13,377,401	(158,589,694)	(76,532,369)
Net assets	$507,373,176	$366,070,444	$150,367,540

Net Asset Value:
Net assets	$507,373,176	$366,070,444	$150,367,540
Shares outstanding ^	16,850,000	16,100,000	4,366,755
Net asset value, offering and redemption price per share	$30.11	$22.74	$34.43

* Identified cost:
Investments in unaffiliated securities	$445,422,991	$228,162,534	$143,922,459
Investment in affiliated securities	—	163,133,059	—

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Statements of Assets and Liabilities

October 31, 2023 (Unaudited) (Continued)

	Opus Small Cap Value ETF	Aptus International Enhanced Yield ETF	Aptus Enhanced Yield ETF	Aptus Large Cap Enhanced Yield ETF
ASSETS
Investments in unaffiliated securities, at value*	$196,225,547	$105,435,421	$406,103,148	$101,742,681
Investments in affiliated securities, at value*	—	—	—	—
Reclaims receivable	—	—	—	534
Deposit at broker for options	—	20	—	—
Dividends and interest receivable	143,607	181,316	2,203,320	190,345
Receivable for securities sold	1,629,475	5,809,734	16,625,888	6,154,049
Total assets	197,998,629	111,426,491	424,932,356	108,087,609

LIABILITIES
Written options, at value (premiums received, $0, $0, $0, $0)	—	—	—	—
Payable for securities purchased	—	3,700,000	14,300,000	3,350,000
Management fees payable	134,245	37,639	210,257	36,168
Payable for capital shares redeemed	—	1,704,491	—	2,420,840
Total liabilities	134,245	5,442,130	14,510,257	5,807,008

NET ASSETS	$197,864,384	$105,984,361	$410,422,099	$102,280,601

Net Assets Consist of:
Paid-in capital	$208,706,100	$147,269,664	$425,971,830	$109,364,130
Total distributable earnings (accumulated deficit)	(10,841,716)	(41,285,303)	(15,549,731)	(7,083,529)
Net assets	$197,864,384	$105,984,361	$410,422,099	$102,280,601

Net Asset Value:
Net assets	$197,864,384	$105,984,361	$410,422,099	$102,280,601
Shares outstanding ^	6,700,000	5,725,000	17,025,000	4,225,000
Net asset value, offering and redemption price per share	$29.53	$18.51	$24.11	$24.21

* Identified cost:
Investments in unaffiliated securities	$206,585,552	$109,402,573	$409,703,016	$107,305,638
Investment in affiliated securities	—	—	—	—

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Statements of Operations

For the Period Ended October 31, 2023 (Unaudited)

	Aptus Collared Investment Opportunity ETF	Aptus Defined Risk ETF	Aptus Drawdown Managed Equity ETF
INCOME
Dividends from unaffiliated investments*	$4,195,769	$2,678,396	$1,352,999
Dividends from affiliated investments	—	7,425,452	—
Interest	108,524	291,505	66,389
Total investment income	4,304,293	10,395,353	1,419,388

EXPENSES
Management fees	2,247,003	1,829,933	722,997
Total expenses	2,247,003	1,829,933	722,997
Net investment income (loss)	2,057,290	8,565,420	696,391

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments in unaffiliated securities	(9,938,182)	(48,546,632)	(11,325,573)
Investments in affiliated securities	—	(4,056,381)	—
In-kind redemptions on unaffiliated securities	28,491,698	(1,652,857)	11,283,387
In-kind redemptions on affiliated securities	—	(3,371,597)	—
Written options	2,231,959	11,990,635	2,612,051
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(24,142,595)	4,683,291	(3,078,196)
Investments in affiliated securities	—	(14,746,152)	—
Written options	849,125	(3,858,303)	(1,502,772)
Net realized and unrealized gain (loss) on investments	(2,507,995)	(59,557,996)	(2,011,103)
Net increase (decrease) in net assets resulting from operations	$(450,705)	$(50,992,576)	$(1,314,712)

*	Net of foreign withholding taxes	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Statements of Operations

For the Period Ended October 31, 2023 (Unaudited) (Continued)

	Opus Small Cap Value ETF	Aptus International Enhanced Yield ETF	Aptus Enhanced Yield ETF	Aptus Large Cap Enhanced Yield ETF (1)
INCOME
Dividends from unaffiliated investments*	$2,741,383	$902,018	$—	$344,288
Dividends from affiliated investments	—	—	—	—
Interest	245,961	1,085,896	19,760,666	468,685
Total investment income	2,987,344	1,987,914	19,760,666	812,973

EXPENSES
Management fees	946,256	170,894	1,267,264	101,049
Total expenses	946,256	170,894	1,267,264	101,049
Net investment income (loss)	2,041,088	1,817,020	18,493,402	711,924

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments in unaffiliated securities	(1,839,622)	(1,569,677)	(9,006,283)	(1,836,319)
Investments in affiliated securities	—	—	—	—
In-kind redemptions on unaffiliated securities	11,914,994	1,527,291	—	(46,973)
In-kind redemptions on affiliated securities	—	—	—	—
Written options	—	—	—	—
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(16,239,167)	(9,575,254)	(3,819,416)	(5,562,957)
Investments in affiliated securities	—	—	—	—
Written options	—	—	—	—
Net realized and unrealized gain (loss) on investments	(6,163,795)	(9,617,640)	(12,825,699)	(7,446,249)
Net increase (decrease) in net assets resulting from operations	$(4,122,707)	$(7,800,620)	$5,667,703	$(6,734,325)

*	Net of foreign withholding taxes	$26,685	—	—	—

(1)	The Fund commenced operations on June 13, 2023. The information presented is from June 13, 2023 to October 31, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus Collared Investment Opportunity ETF

Statements of Changes in Net Assets

	Six-Months Ended October 31, 2023 (Unaudited)	Year Ended April 30, 2023
OPERATIONS
Net investment income (loss)	$2,057,290	$4,406,215
Net realized gain (loss) on investments and written options	20,785,475	(33,564,733)
Change in unrealized appreciation (depreciation) on investments and written options	(23,293,470)	45,452,299
Net increase (decrease) in net assets resulting from operations	(450,705)	16,293,781

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(2,140,420)	(7,687,025)
Total distributions to shareholders	(2,140,420)	(7,687,025)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	19,510,790	226,161,150
Payments for shares redeemed	(96,252,415)	(50,295,320)
Net increase (decrease) in net assets derived from capital share transactions (a)	(76,741,625)	175,865,830
Net increase (decrease) in net assets	$(79,332,750)	$184,472,586

NET ASSETS
Beginning of period/year	$586,705,926	$402,233,340
End of period/year	$507,373,176	$586,705,926

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	625,000	7,650,000
Shares redeemed	(3,125,000)	(1,700,000)
Net increase (decrease)	(2,500,000)	5,950,000

The accompanying notes are an integral part of these financial statements.

Aptus Defined Risk ETF

Statements of Changes in Net Assets

	Six-Months Ended October 31, 2023 (Unaudited)	Year Ended April 30, 2023
OPERATIONS
Net investment income (loss)	$8,565,420	$18,443,526
Net realized gain (loss) on investments and written options	(45,636,832)	(69,337,112)
Change in unrealized appreciation (depreciation) on investments and written options	(13,921,164)	28,382,277
Net increase (decrease) in net assets resulting from operations	(50,992,576)	(22,511,309)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(9,635,948)	(17,431,596)
Total distributions to shareholders	(9,635,948)	(17,431,596)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	29,943,650	112,734,745
Payments for shares redeemed	(266,145,015)	(313,261,710)
Net increase (decrease) in net assets derived from capital share transactions (a)	(236,201,365)	(200,526,965)
Net increase (decrease) in net assets	$(296,829,889)	$(240,469,870)

NET ASSETS
Beginning of period/year	$662,900,333	$903,370,203
End of period/year	$366,070,444	$662,900,333

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	1,225,000	4,300,000
Shares redeemed	(10,875,000)	(12,000,000)
Net increase (decrease)	(9,650,000)	(7,700,000)

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Statements of Changes in Net Assets

	Six-Months Ended October 31, 2023 (Unaudited)	Year Ended April 30, 2023
OPERATIONS
Net investment income (loss)	$696,391	$2,560,114
Net realized gain (loss) on investments and written options	2,569,865	(829,802)
Change in unrealized appreciation (depreciation) on investments and written options	(4,580,968)	(29,828,523)
Net increase (decrease) in net assets resulting from operations	(1,314,712)	(28,098,211)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(759,044)	(2,468,669)
Total distributions to shareholders	(759,044)	(2,468,669)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	9,225,540	70,740,335
Payments for shares redeemed	(60,042,418)	(200,934,415)
Net increase (decrease) in net assets derived from capital share transactions (a)	(50,816,878)	(130,194,080)
Net increase (decrease) in net assets	$(52,890,634)	$(160,760,960)

NET ASSETS
Beginning of period/year	$203,258,174	$364,019,134
End of period/year	$150,367,540	$203,258,174

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	250,000	2,050,000
Shares redeemed	(1,675,000)	(5,800,000)
Net increase (decrease)	(1,425,000)	(3,750,000)

The accompanying notes are an integral part of these financial statements.

Opus Small Cap Value ETF

Statements of Changes in Net Assets

	Six-Months Ended October 31, 2023 (Unaudited)	Year Ended April 30, 2023
OPERATIONS
Net investment income (loss)	$2,041,088	$3,141,816
Net realized gain (loss) on investments	10,075,372	(3,669,119)
Change in unrealized appreciation (depreciation) on investments	(16,239,167)	(60,737)
Net increase (decrease) in net assets resulting from operations	(4,122,707)	(588,040)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(2,052,076)	(2,979,351)
Total distributions to shareholders	(2,052,076)	(2,979,351)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	16,555,498	82,471,160
Payments for shares redeemed	(58,161,310)	(20,681,575)
Net increase (decrease) in net assets derived from capital share transactions (a)	(41,605,812)	61,789,585
Net increase (decrease) in net assets	$(47,780,595)	$58,222,194

NET ASSETS
Beginning of period/year	$245,644,979	$187,422,785
End of period/year	$197,864,384	$245,644,979

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	525,000	2,650,000
Shares redeemed	(1,800,000)	(650,000)
Net increase (decrease)	(1,275,000)	2,000,000

The accompanying notes are an integral part of these financial statements.

Aptus International Enhanced Yield ETF

Statement of Changes in Net Assets

	Six-Months Ended October 31, 2023 (Unaudited)	Year Ended April 30, 2023
OPERATIONS
Net investment income (loss)	$1,817,020	$2,773,743
Net realized gain (loss) on investments and written options	(42,386)	(37,705,884)
Change in unrealized appreciation (depreciation) on investments	(9,575,254)	26,976,397
Net increase (decrease) in net assets resulting from operations	(7,800,620)	(7,955,744)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,257,387)	(2,767,957)
Total distributions to shareholders	(1,257,387)	(2,767,957)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	79,486,275	29,881,365
Payments for shares redeemed	(26,550,760)	(98,959,565)
Net increase (decrease) in net assets derived from capital share transactions (a)	52,935,515	(69,078,200)
Net increase (decrease) in net assets	$43,877,508	$(79,801,901)

NET ASSETS
Beginning of period/year	$62,106,853	$141,908,754
End of period/year	$105,984,361	$62,106,853

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	4,000,000	1,500,000
Shares redeemed	(1,375,000)	(5,050,000)
Net increase (decrease)	2,625,000	(3,550,000)

The accompanying notes are an integral part of these financial statements.

Aptus Enhanced Yield ETF

Statement of Changes in Net Assets

	Six-Months Ended October 31, 2023 (Unaudited)	Period Ended April 30, 2023 (1)
OPERATIONS
Net investment income (loss)	$18,493,402	$10,982,472
Net realized gain (loss) on investments	(9,006,283)	(4,215,593)
Change in unrealized appreciation (depreciation) on investments	(3,819,416)	219,548
Net increase (decrease) in net assets resulting from operations	5,667,703	6,986,427

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(18,058,884)	(10,144,977)
Total distributions to shareholders	(18,058,884)	(10,144,977)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	109,844,603	376,653,195
Payments for shares redeemed	(49,236,198)	(11,289,770)
Net increase (decrease) in net assets derived from capital share transactions (a)	60,608,405	365,363,425
Net increase (decrease) in net assets	$48,217,224	$362,204,875

NET ASSETS
Beginning of period	$362,204,875	$—
End of period	$410,422,099	$362,204,875

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	4,450,000	15,050,000
Shares redeemed	(2,025,000)	(450,000)
Net increase (decrease)	2,425,000	14,600,000

(1)	The Fund commenced operations on October 31, 2022. The information presented is from October 31, 2022 to April 30, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus Large Cap Enhanced Yield ETF

Statement of Changes in Net Assets

Period Ended October 31, 2023(1) (Unaudited)
OPERATIONS
Net investment income (loss)	$711,924
Net realized gain (loss) on investments	(1,883,292)
Change in unrealized appreciation (depreciation) on investments	(5,562,957)
Net increase (decrease) in net assets resulting from operations	(6,734,325)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(349,204)
Total distributions to shareholders	(349,204)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	117,892,258
Payments for shares redeemed	(8,528,128)
Net increase (decrease) in net assets derived from capital share transactions (a)	109,364,130
Net increase (decrease) in net assets	$102,280,601

NET ASSETS
Beginning of period	$—
End of period	$102,280,601

(a)	A summary of capital share transactions is as follows:

Shares
Shares sold	4,575,000
Shares redeemed	(350,000)
Net increase (decrease)	4,225,000

(1)	The Fund commenced operations on June 13, 2023. The information presented is from June 13, 2023 to October 31, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus Collared Investment Opportunity ETF

Financial Highlights

For a capital share outstanding throughout the period/year

	Period Ended October 31, 2023		Year Ended April 30,			Period Ended April 30,
	(Unaudited)		2023	2022	2021	2020(1)
Net asset value, beginning of period/year	$30.32		$30.02	$29.67	$24.04	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.11		0.26	0.19	0.27	0.49
Net realized and unrealized gain (loss) on investments (3)	(0.20)		0.47	0.34	5.61	(1.01)
Total from investment operations	(0.09)		0.73	0.53	5.88	(0.52)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.12)		(0.24)	(0.18)	(0.25)	(0.44)
From realized gains	—		(0.19)	—	—	—
Total distributions to shareholders	(0.12)		(0.43)	(0.18)	(0.25)	(0.44)

Net asset value, end of period/year	$30.11		$30.32	$30.02	$29.67	$24.04

Total return	-0.32	%(4)	2.53%	1.78%	24.57%	-2.14	%(4)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$507,373		$586,706	$402,233	$201,742	$112,970

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79	%(5)	0.79%	0.79%	0.79%	0.79	%(5)
Net investment income (loss) to average net assets	0.72	%(5)	0.88%	0.60%	0.99%	2.46	%(5)
Portfolio turnover rate (6)	13	%(4)	69%	48%	46%	170	%(4)

(1)	Commencement of operations on July 9, 2019.
(2)	Calculated based on average shares outstanding during the period/year.
(3)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statements of Operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Aptus Defined Risk ETF

Financial Highlights
For a capital share outstanding throughout the period/year

	Period Ended October 31, 2023		Year Ended April 30,						Period Ended April 30,
	(Unaudited)		2023	2022		2021		2020	2019(1)
Net asset value, beginning of period/year	$25.74		$27.01	$29.37		$29.38		$26.51	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)(3)	0.40		0.62	0.23		0.32		0.55	0.35
Net realized and unrealized gain (loss) on investments (4)	(2.92)		(1.28)	(1.86)		1.31		3.14	1.90
Total from investment operations	(2.52)		(0.66)	(1.63)		1.63		3.69	2.25

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.48)		(0.61)	(0.20)		(0.33)		(0.50)	(0.27)
From realized gains	—		—	(0.53)		(1.31)		(0.32)	(0.47)
Total distributions to shareholders	(0.48)		(0.61)	(0.73)		(1.64)		(0.82)	(0.74)

Net asset value, end of period/year	$22.74		$25.74	$27.01		$29.37		$29.38	$26.51

Total return	-9.91	%(5)	-2.39%	-5.73%		5.62%		14.12%	9.23	%(5)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$366,070		$662,900	$903,370		$656,363		$260,029	$104,695

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets (6)	0.69	%(7)	0.69%	0.70	%(8)	0.70	%(8)	0.69%	0.69	%(7)
Net investment income (loss) to average net assets (3)	3.23	%(7)	2.39%	0.79	%(8)	1.07	%(8)	1.97%	1.86	%(7)
Portfolio turnover rate (9)	24	%(5)	119%	69%		28%		78%	21	%(5)

(1)	Commencement of operations on August 7, 2018.
(2)	Calculated based on average shares outstanding during the period/year.
(3)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(4)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statements of Operations due to share transactions for the period.

(5)	Not annualized.
(6)	Does not include expenses of the investment companies in which the Fund invests.
(7)	Annualized.
(8)	Includes broker interest expense of 0.01%.
(9)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Financial Highlights
For a capital share outstanding throughout the period/year

	Period Ended October 31, 2023		Year Ended April 30,
	(Unaudited)		2023	2022	2021	2020	2019
Net asset value, beginning of period/year	$35.09		$38.15	$38.72	$30.23	$29.82	$32.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.14		0.29	0.11	0.10	0.28	0.29
Net realized and unrealized gain (loss) on investments (2)	(0.65)		(3.06)	(0.58)	8.52	0.39	(2.72)
Total from investment operations	(0.51)		(2.77)	(0.47)	8.62	0.67	(2.43)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.15)		(0.29)	(0.10)	(0.12)	(0.26)	(0.24)
From tax return of capital to shareholders	—		—	—	(0.01)	—	—
Total distributions to shareholders	(0.15)		(0.29)	(0.10)	(0.13)	(0.26)	(0.24)

Net asset value, end of period/year	$34.43		$35.09	$38.15	$38.72	$30.23	$29.82

Total return	-1.46	%(3)	-7.24%	-1.23%	28.59%	2.27%	-7.46%

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$150,368		$203,258	$364,019	$222,333	$131,249	$70,065

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79	%(4)	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income (loss) to average net assets	0.76	%(4)	0.83%	0.27%	0.29%	0.94%	0.91%
Portfolio turnover rate (5)	11	%(3)	64%	43%	48%	230%	321%

(1)	Calculated based on average shares outstanding during the period/year.
(2)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Opus Small Cap Value ETF

Financial Highlights
For a capital share outstanding throughout the period/year

	Period Ended October 31, 2023		Year Ended April 30,				Period Ended April 30,
	(Unaudited)		2023	2022	2021	2020	2019(1)
Net asset value, beginning of period/year	$30.80		$31.37	$33.07	$20.41	$25.00	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.27		0.46	0.22	0.21	0.48	0.38
Net realized and unrealized gain (loss) on investments (3)	(1.27)		(0.59)	(1.59)	12.69	(4.53)	(0.08)
Total from investment operations	(1.00)		(0.13)	(1.37)	12.90	(4.05)	0.30

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.27)		(0.44)	(0.21)	(0.20)	(0.49)	(0.30)
From realized gains	—		—	(0.12)	—	—	—
From tax return of capital to shareholders	—		—	—	(0.04)	(0.05)	—
Total distributions to shareholders	(0.27)		(0.44)	(0.33)	(0.24)	(0.54)	(0.30)

CAPITAL SHARE TRANSACTIONS
Transaction fees (Note 8)	—		—	—	—	0.00 (4)	0.00	(4)

Net asset value, end of period/year	$29.53		$30.80	$31.37	$33.07	$20.41	$25.00

Total return	-3.28	%(5)	-0.39%	-4.25%	63.49%	-16.46%	1.34	%(5)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$197,864		$245,645	$187,423	$106,660	$44,393	$46,877

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79	%(6)	0.79%	0.79%	0.79%	0.79%	0.79	%(6)
Net investment income (loss) to average net assets	1.70	%(6)	1.49%	0.67%	0.77%	1.94%	2.01	%(6)
Portfolio turnover rate (7)	14	%(5)	35%	45%	65%	56%	31	%(5)

(1)	Commencement of operations on July 17, 2018.
(2)	Calculated based on average shares outstanding during the period/year.
(3)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(4)	Less than $0.005. See Note 8.
(5)	Not annualized.
(6)	Annualized.
(7)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Aptus International Enhanced Yield ETF

Financial Highlights
For a capital share outstanding throughout the period/year

	Period Ended October 31, 2023 (Unaudited)		Year Ended April 30, 2023	Period Ended April 30, 2022(1)
Net asset value, beginning of period/year	$20.03		$21.34	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)(3)	0.41		0.50	0.36
Net realized and unrealized gain (loss) on investments (4)	(1.60)		(1.31)	(3.68)
Total from investment operations	(1.19)		(0.81)	(3.32)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.33)		(0.50)	(0.34)
Total distributions to shareholders	(0.33)		(0.50)	(0.34)

Net asset value, end of period/year	$18.51		$20.03	$21.34

Total return	-6.04	%(5)	-3.62%	-13.46	%(5)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$105,984		$62,107	$141,909

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets (6)	0.39	%(7)	0.59%	0.59	%(7)
Net investment income (loss) to average net assets (3)	4.15	%(7)	2.52%	1.93	%(7)
Portfolio turnover rate (8)	0	%(5)	102%	2	%(5)

(1)	Commencement of operations on July 22, 2021.
(2)	Calculated based on average shares outstanding during the period/year.
(3)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(4)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(5)	Not annualized.
(6)	Does not include expenses of the investment companies in which the Fund invests.
(7)	Annualized
(8)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Aptus Enhanced Yield ETF

Financial Highlights
For a capital share outstanding throughout the period

	Six-Months Ended October 31, 2023 (Unaudited)		Period Ended April 30, 2023 (1)
Net asset value, beginning of period	$24.81		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	1.06		1.26
Net realized and unrealized gain (loss) on investments (3)	(0.74)		(0.52)
Total from investment operations	0.32		0.74

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1.02)		(0.93)
Total distributions to shareholders	(1.02)		(0.93)

Net asset value, end of period	$24.11		$24.81

Total return	1.33	%(4)	2.99	%(4)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$410,422		$362,205

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.59	%(5)	0.59	%(5)
Net investment income (loss) to average net assets	8.61	%(5)	10.13	%(5)
Portfolio turnover rate (6)	14	%(4)	0	%(4)

(1)	Commencement of operations on October 31, 2022.
(2)	Calculated based on average shares outstanding during the period.
(3)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Aptus Large Cap Enhanced Yield ETF

Financial Highlights
For a capital share outstanding throughout the period

	Period Ended October 31, 2023 (1) (Unaudited)
Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.26
Net realized and unrealized gain (loss) on investments (3)	(0.97)
Total from investment operations	(0.71)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.08)
From realized gains	—
Total distributions to shareholders	(0.08)

Net asset value, end of period	$24.21

Total return	-2.86	%(4)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$102,281

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.39	%(5)
Net investment income (loss) to average net assets	2.75	%(5)
Portfolio turnover rate (6)	13	%(4)

(1)	Commencement of operations on June 13, 2023.
(2)	Calculated based on average shares outstanding during the period.
(3)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Notes to Financial Statements

October 31, 2023 (Unaudited)

NOTE 1 – ORGANIZATION

Aptus Collared Investment Opportunity ETF, Aptus Defined Risk ETF, Aptus Drawdown Managed Equity ETF, Opus Small Cap Value ETF, Aptus Enhanced Yield ETF, and Aptus Large Cap Enhanced Yield ETF are each a diversified series and Aptus International Enhanced Yield ETF is a non-diversified series (individually each a “Fund” or collectively the “Funds”) of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The investment objective of Aptus Collared Investment Opportunity ETF is to seek current income and capital appreciation. The investment objective of Aptus Defined Risk ETF is to seek current income and capital appreciation. The investment objective of Aptus Drawdown Managed Equity ETF is to seek capital appreciation with downside protection. The investment objective of Opus Small Cap Value ETF is to seek capital appreciation. The investment objective of Aptus International Enhanced Yield ETF is to seek capital appreciation and current income. The investment objective of Aptus Enhanced Yield ETF is to seek current income and capital preservation. The investment objective of Aptus Large Cap Enhanced Yield ETF is to seek capital appreciation and current income. The table below shows the date each fund commenced operations:

Fund	Date of Commencement
Aptus Collared Investment Opportunity ETF	July 9, 2019
Aptus Defined Risk ETF	August 7, 2018
Aptus Drawdown Managed Equity ETF	June 8, 2016
Opus Small Cap Value ETF	July 17, 2018
Aptus International Enhanced Yield ETF	July 22, 2021
Aptus Enhanced Yield ETF	October 31, 2022
Aptus Large Cap Enhanced Yield ETF	June 13, 2023

The end of the reporting period for the Funds is October 31, 2023 and the period covered by these Notes to Financial Statements is the period from May 1, 2023 to October 31, 2023 for Aptus Collared Investment Opportunity ETF, Aptus Defined Risk ETF, Aptus Drawdown Equity ETF, Opus Small Cap Value ETF, Aptus International Enhanced Yield ETF, and Aptus Enhanced Yield ETF and the period from June 13, 2023 to October 31, 2023 for Aptus Large Cap Enhanced Yield ETF (each, respectively, the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Aptus ETFs

Notes to Financial Statements
October 31, 2023 (Unaudited) (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest asked price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options will be priced at intrinsic value.

Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued in accordance with prices provided by a pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotation.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of the end of the current fiscal period:

Aptus Collared Investment Opportunity ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$497,151,301	$—	$—	$497,151,301
Purchased Options	—	2,046,000	—	2,046,000
Short-Term Investments	725,614	—	—	725,614
Total Investments in Securities	$497,876,915	$2,046,000	$—	$499,922,915

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$—	$527,810	$—	$527,810
Total Written Options	$—	$527,810	$—	$527,810

^	See Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.

Aptus ETFs

Notes to Financial Statements
October 31, 2023 (Unaudited) (Continued)

Aptus Defined Risk ETF

Assets^	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$347,405,038	$—	$—	$347,405,038
Purchased Options	—	7,329,075	—	7,329,075
Short-Term Investments	7,653,355	—	—	7,653,355
Total Investments in Securities	$355,058,393	$7,329,075	$—	$362,387,468

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$—	$57,700	$—	$57,700
Total Written Options	$—	$57,700	$—	$57,700

^	See Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.

Aptus Drawdown Managed Equity ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$148,542,716	$—	$—	$148,542,716
Purchased Options	—	700,000	—	700,000
Short-Term Investments	959,059	—	—	959,059
Total Investments in Securities	$149,501,775	700,000	$—	$150,201,775

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$—	$210,000	$—	$210,000
Total Written Options	$—	$210,000	$—	$210,000

^	See Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.

Opus Small Cap Value ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$187,926,789	$—	$—	$187,926,789
Short-Term Investments	8,298,758	—	—	8,298,758
Total Investments in Securities	$196,225,547	$—	$—	$196,225,547

^	See Schedule of Investments for breakout of investments by sector classification.

Aptus International Enhanced Yield ETF

Assets^	Level 1	Level 2	Level 3	Total
Equity-Linked Notes	$—	$15,515,992	$—	$15,515,992
Exchange-Traded Funds	89,293,686	—	—	89,293,686
Short-Term Investments	625,743	—	—	625,743
Total Investments in Securities	$89,919,429	$15,515,992	$—	$105,435,421

^	See Schedule of Investments for further disaggregation of investment categories.

Aptus ETFs

Notes to Financial Statements
October 31, 2023 (Unaudited) (Continued)

Aptus Enhanced Yield ETF

Assets^	Level 1	Level 2	Level 3	Total
Equity-Linked Notes	$—	$58,918,446	$—	$58,918,446
U.S. Government Notes	—	336,004,871	—	336,004,871
Short-Term Investments	11,179,831	—	—	11,179,831
Total Investments in Securities	$11,179,831	$394,923,317	$—	$406,103,148

^	See Schedule of Investments for further disaggregation of investment categories.

Aptus Large Cap Enhanced Yield ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$86,283,425	$—	$—	$86,283,425
Equity-Linked Notes	—	15,002,392	—	15,002,392
Short-Term Investments	456,864	—	—	456,864
Total Investments in Securities	$86,740,289	$15,002,392	$—	$101,742,681

^	See Schedule of Investments for further disaggregation of investment categories.

During the current fiscal period, the Funds did not recognize any transfers to or from Level 3.

B.

Equity-Linked Notes (“ELNs”). Aptus International Enhanced Yield ETF, Aptus Enhanced Yield ETF and Aptus Large Cap Enhanced Yield ETF invested in ELNs. These are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities and a related equity derivative, such as a put or call option, in a single note form. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by the adviser, based on the terms and underlying securities of the ELN. These notes have a coupon which is accrued and recorded as Interest income on the Statements of Operations. Changes in the value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. A Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on investments in the Statements of Operations.

C.

Federal Income Taxes. The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Funds plan to file U.S. Federal and applicable state and local tax returns.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statements of Operations. During the current fiscal period, the Funds did not incur any interest or penalties.

D.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Withholdings taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized using the effective yield method.

Aptus ETFs

Notes to Financial Statements
October 31, 2023 (Unaudited) (Continued)

Distributions received from the Funds’ investments in real estate investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income are declared and paid at least annually. Distributions to shareholders from net realized gains are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to differing book and tax treatment for redemptions in-kind, wash sales and REITs. For the fiscal year/period ended April 30, 2023, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
Aptus Collared Investment Opportunity ETF	$(9,833,664)	$9,833,664
Aptus Defined Risk ETF	3,584,502	(3,584,502)
Aptus Drawdown Managed Equity ETF	(38,288,906)	38,288,906
Opus Small Cap Value ETF	(5,322,416)	5,322,416
Aptus International Enhanced Yield ETF	407,332	(407,332)
Aptus Enhanced Yield ETF	—	—
Aptus Large Cap Enhanced Yield ETF	N/A	N/A

J.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Aptus ETFs

Notes to Financial Statements
October 31, 2023 (Unaudited) (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Aptus Capital Advisors, LLC (the “Adviser”), serves as the investment adviser to the Funds. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Funds, the Funds pay the Adviser a unified management fee which is calculated daily and paid monthly based on each Fund’s average daily net assets:

Aptus Collared Investment Opportunity ETF	0.79%
Aptus Defined Risk ETF	0.69%
Aptus Drawdown Managed Equity ETF	0.79%
Opus Small Cap Value ETF	0.79%
Aptus International Enhanced Yield ETF	0.59%
Aptus Enhanced Yield ETF	0.59%
Aptus Large Cap Enhanced Yield ETF	0.39%

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or “Administrator”), acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ Custodian.

All officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding options, short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
Aptus Collared Investment Opportunity ETF	$75,065,573	$94,305,833
Aptus Defined Risk ETF	116,212,007	156,181,147
Aptus Drawdown Managed Equity ETF	20,254,775	26,430,536
Opus Small Cap Value ETF	31,928,422	32,393,431
Aptus International Enhanced Yield ETF	—	11,267,542
Aptus Enhanced Yield ETF	109,266,211	29,327,462
Aptus Large Cap Enhanced Yield ETF	7,673,953	26,526,544

Aptus ETFs

Notes to Financial Statements
October 31, 2023 (Unaudited) (Continued)

There were no purchases or sales of U.S. Government securities in Aptus Collared Investment Opportunity ETF, Aptus Defined Risk ETF, Aptus Drawdown Managed Equity ETF, Opus Small Cap Value ETF, Aptus International Enhanced Yield ETF, and Aptus Large Cap Enhanced Yield ETF during the current fiscal period. Included in the amounts for Aptus Enhanced Yield ETF there were $109,266,211 of purchases and $29,327,462 of sales of long-term U.S. Government securities during the current fiscal period.

During the current fiscal period, in-kind transactions associated with creations and redemptions were as follows:

	In-Kind Purchases	In-Kind Sales
Aptus Collared Investment Opportunity ETF	$19,183,072	$94,102,226
Aptus Defined Risk ETF	27,930,512	248,841,043
Aptus Drawdown Managed Equity ETF	9,011,017	58,675,703
Opus Small Cap Value ETF	15,857,451	55,787,251
Aptus International Enhanced Yield ETF	71,459,573	24,197,611
Aptus Enhanced Yield ETF	—	—
Aptus Large Cap Enhanced Yield ETF	117,896,902	6,226,601

NOTE 5 – TRANSACTIONS WITH AFFILIATED SECURITIES

Investments in issuers considered to be affiliate(s) of the Funds during the current fiscal period for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Aptus Defined Risk ETF
Affiliated Issuer	Value at 4/30/2023		Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/2023
Invesco BulletShares 2029 Corporate Bond ETF*	$27,573,140		$1,128,433	$(16,221,909)	$(64,602)	$(980,111)	$11,434,951
Invesco BulletShares 2030 Corporate Bond ETF	28,980,629		14,254,736	(14,728,757)	(92,649)	(2,075,131)	26,338,828
Invesco BulletShares 2031 Corporate Bond ETF	22,149,049		8,517,508	(10,314,928)	(3,279)	(1,685,241)	18,663,109
iShares iBonds Dec 2027 Term Corporate ETF*	100,888,345		2,429,681	(81,713,466)	(4,451,981)	2,419,165	19,571,744
iShares iBonds Dec 2028 Term Corporate ETF*	101,347,100		4,572,264	(45,608,796)	(1,529,737)	(2,459,838)	56,320,993
iShares iBonds Dec 2029 Term Corporate ETF*	54,988,747		6,566,405	(23,444,380)	(748,701)	(1,876,921)	35,485,150
iShares iBonds Dec 2030 Term Corporate ETF	40,994,655		5,909,798	(17,430,519)	(348,557)	(2,191,417)	26,933,960
iShares iBonds Dec 2031 Term Corporate ETF	34,187,354		28,405,532	(21,867,523)	49,916	(3,337,546)	37,437,733
iShares iBonds Dec 2032 Term Corporate ETF	—		56,827,411	(16,849,029)	(236,770)	(2,505,525)	37,236,087
iShares iBonds Dec 2033 Term Corporate ETF	—		7,820,112	(396,988)	(1,618)	(53,587)	7,367,919
	$411,109,019	**			$(7,427,978)	$(14,746,152)	$276,790,474	**

*	As of October 31, 2023, no longer considered to be an affiliate of the Fund.
**	Value of affiliates as of April 30, 2022 and October 31, 2023 were $411,109,020 and $153,977,635, respectively.

Aptus ETFs

Notes to Financial Statements
October 31, 2023 (Unaudited) (Continued)

Affiliated Issuer (continued)	Shares Held at 10/31/2023	Dividend Income	Capital Gain Distributions from Underlying Funds
Invesco BulletShares 2029 Corporate Bond ETF*	660,598	$399,051	$—
Invesco BulletShares 2030 Corporate Bond ETF	1,721,492	567,316	—
Invesco BulletShares 2031 Corporate Bond ETF	1,252,524	448,993	—
iShares iBonds Dec 2027 Term Corporate ETF*	851,686	1,089,233	—
iShares iBonds Dec 2028 Term Corporate ETF*	2,367,423	1,748,359	—
iShares iBonds Dec 2029 Term Corporate ETF*	1,642,831	1,017,880	—
iShares iBonds Dec 2030 Term Corporate ETF	1,346,698	716,144	—
iShares iBonds Dec 2031 Term Corporate ETF	1,974,564	867,390	—
iShares iBonds Dec 2032 Term Corporate ETF	1,626,030	571,086	—
iShares iBonds Dec 2033 Term Corporate ETF	314,331	—	—
		$7,425,452	$—

*	As of October 31, 2023, no longer considered to be an affiliate of the Fund.

NOTE 6 – INCOME TAX INFORMATION

The amount and character of tax basis distributions and composition of net assets, including distributable earnings (accumulated deficit) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined for the current fiscal period.

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes as of April 30, 2023 were as follows:

	Aptus Collared Investment Opportunity ETF	Aptus Defined Risk ETF	Aptus Drawdown Managed Equity ETF	Opus Small Cap Value ETF	Aptus International Enhanced Yield ETF	Aptus Enhanced Yield ETF
Tax cost of investments	$510,879,530	$666,390,795	$195,707,317	$240,167,682	$56,496,069	$354,670,656
Gross tax unrealized appreciation	95,943,253	9,140,913	24,531,852	25,579,991	5,630,210	459,422
Gross tax unrealized depreciation	(18,194,874)	(22,672,656)	(16,166,797)	(20,153,755)	(22,327)	(239,874)
Net tax unrealized appreciation (depreciation)	77,748,379	(13,531,743)	8,365,055	5,426,236	5,607,883	219,548
Undistributed ordinary income	268,065	2,107,800	118,707	293,013	—	837,495
Undistributed long-term capital gains	—	—	—	—	—	—
Other accumulated gain (loss)	(62,047,918)	(86,537,227)	(82,942,375)	(10,386,182)	(37,835,179)	(4,215,593)
Distributable earnings (accumulated deficit)	$15,968,526	$(97,961,170)	$(74,458,613)	$(4,666,933)	$(32,227,296)	$(3,158,550)

Aptus ETFs

Notes to Financial Statements
October 31, 2023 (Unaudited) (Continued)

Apus Large Cap Enhanced Yield ETF commenced operations on June 13, 2023, and therefore did not appear in the above table.

The difference between the cost basis for financial statement and federal income tax purposes was primarily due to the tax deferral of losses from wash sales and the mark-to-market on open Section 1256 options contracts. Unrealized appreciation (depreciation) on written equity options is included in gross tax unrealized appreciation (depreciation) on investments for Aptus Collated Investment Opportunity ETF, Aptus Defined Risk ETF and Aptus Drawdown Managed Equity ETF.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. At April 30, 2023, the Funds did not elect to defer any post-October capital losses. Aptus International Enhanced Yield ETF deferred, on a tax basis, $146,370 of late-year ordinary losses.

As of April 30, 2023, the Funds had the following capital loss carryforwards with no expiration date:

	Short-Term	Long-Term
Aptus Collared Investment Opportunity ETF	$26,527,034	$9,716,195
Aptus Defined Risk ETF	48,528,882	38,008,345
Aptus Drawdown Managed Equity ETF	54,685,583	23,481,548
Opus Small Cap Value ETF	8,675,630	1,710,552
Aptus International Enhanced Yield ETF	16,283,838	21,404,971
Aptus Enhanced Yield ETF	4,215,593	—
Aptus Large Cap Enhanced Yield ETF	N/A	N/A

During the fiscal year/period ended April 30, 2023, the Funds did not utilize any short-term or long-term capital loss carryforwards that were available as of April 30, 2022. Utilization of capital loss carryforwards acquired by Aptus Drawdown Managed Equity ETF in connection with the reorganization during the fiscal year ended April 30, 2020 will be subject to limitations because of an ownership change.

The tax character of distributions paid by the Funds during the year/period ended April 30, 2023 and year/period ended April 30, 2022 was as follows:

	Year/Period(1) Ended April 30, 2023			Year/Period(2) Ended April 30, 2022
	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Aptus Collared Investment Opportunity ETF	$7,687,025	$—	$—	$1,918,599	$—	$—
Aptus Defined Risk ETF	17,431,596	—	—	17,893,513	2,632,867	—
Aptus Drawdown Managed Equity ETF	2,468,669	—	—	772,332	—	—
Opus Small Cap Value ETF	2,979,351	—	—	907,157	653,565	—
Aptus International Enhanced Yield ETF	2,767,957	—	—	1,732,695	—	—
Aptus Enhanced Yield ETF	10,144,977	—	—	N/A	N/A	N/A
Aptus Large Cap Enhanced Yield ETF	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Information for Aptus Enhanced Yield ETF is for the period from October 31, 2022 to April 30, 2023.
(2)	Information for Aptus International Enhanced Yield ETF is for the period from July 22, 2021 to April 30, 2022.

Aptus ETFs

Notes to Financial Statements
October 31, 2023 (Unaudited) (Continued)

NOTE 7 – ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The following disclosures provide information on the Funds’ use of derivatives. The location and value of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statements of Operations are included in the following tables.

The Funds may purchase put options on individual stocks, on an index tracking a portfolio of U.S. equity securities, or on one or more other ETFs that principally invest in U.S. equity securities, purchase call options on the Cboe Volatility Index®, or utilize a combination of purchased and written (sold) put options (known as a “spread”) to limit the Funds’ exposure to equity market declines. The Funds may write (sell) call options on individual stocks, on an index tracking a portfolio of U.S. equity securities, or on one or more other ETFs that principally invest in U.S. equity securities, or utilize a combination of purchased and written (sold) call options (spread) to generate premium from such options.

Aptus Collared Investment Opportunity ETF’s options collar strategy typically consists of two components: (i) selling covered call options on up to 100% of the equity securities held by the Fund to generate premium from such options, while (ii) simultaneously reinvesting a portion of such premium to buy put options on the same underlying equity securities, a U.S. equity ETF, or the U.S. Equity Index to “hedge” or mitigate the downside risk associated with owning equity securities. The Fund seeks to generate income from the combination of dividends received from the equity securities held by the Fund and premiums received from the sale of options. Additionally, the Fund may purchase put options or utilize a combination of purchased and written (sold) put options (known as a “spread”) on one or more equity securities, a U.S. equity ETF, or a U.S. Equity Index to “hedge” or mitigate the downside risk associated with owning equity securities.

Aptus Defined Risk ETF’s Equity Strategy seeks exposure to small-, mid-, and large-capitalization U.S. stocks by purchasing exchange-listed call options on individual stocks or depositary receipts (the “Underlying Individual Equities”), on one or more equity indexes, on one or more other ETFs that principally invest in U.S. equity securities (the “Underlying Equity ETFs”), or on one or more other U.S. fixed-income ETFs that provide exposure to either high yield or investment grade bonds (the “Underlying Bond ETFs”) (each, a “reference asset”). The Fund may utilize a combination of purchased and written (sold) call options (known as a “spread). Additionally, Underlying Equity ETFs, Underlying Bond ETFs, or equity indexes may be selected in lieu of or in addition to Underlying Individual Equities to adjust the balance of the Fund’s exposure across industries or to maintain the Fund’s equity exposure when the Adviser believes they present a better risk profile than Underlying Individual Equities. The Adviser may utilize a combination of purchased and written (sold) put or call options on the Cboe Volatility Index® (the “VIX® Index”). The VIX Index reflects a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of S&P 500® Index call and put options. The Adviser generally expects to invest less than 1% of the Fund’s net assets in VIX Index call and put options at the time of investment.

Aptus Drawdown Managed Equity ETF seeks to limit the Fund’s exposure to equity market declines primarily by purchasing exchange-listed put options on individual equity securities or on one or more equity indexes or ETFs (each, a “reference asset”) that track a portfolio of U.S. equity securities (“Equity Puts”). In addition to purchasing Equity Puts, the Adviser may write (sell) Equity Puts. The Adviser also may purchase or write (sell) exchange-listed call options on individual equity securities or on one or more equity indexes or ETFs (each, a “reference asset”) that track a portfolio of U.S. equity securities (“Equity Calls”). In addition to or in lieu of such Equity Puts or Equity Calls, the Adviser may utilize a combination of purchased and written (sold) put or call options (known as a “spread”) on individual equity securities, one or more equity indexes or ETFs, or the Cboe Volatility Index® (the “VIX® Index”). The VIX Index reflects a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of S&P 500® Index call and put options. The Adviser generally expects to invest less than 1% of the Fund’s net assets in VIX Index call options at the time of investment.

When the Funds purchase a call or put option, an amount equal to the premium paid is included in the Statements of Assets and Liabilities as an investment and is subsequently adjusted to reflect the value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Funds exercise a call option, the cost of the security acquired is increased by the premium paid for the call. If the Funds exercise a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the loss of the premium paid.

Aptus ETFs

Notes to Financial Statements
October 31, 2023 (Unaudited) (Continued)

A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium.

A written (sold) put option gives the seller the obligation to buy shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the put option receives an amount (premium) for writing (selling) the option. In the event the underlying asset depreciates below the strike price as of the expiration date, the writer (seller) of the put option pays the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset appreciates in value, the put option may end up worthless and the writer (seller) of the call option retains the premium.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. The Funds, as a writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

For financial statement purposes, cash held at the broker for options is included in the Statements of Assets and Liabilities as deposits at broker for written options. Broker interest received and paid by the Funds, if any, is included as interest income and expense, respectively, in the Statements of Operations. As collateral for its written options, the Aptus Drawdown Managed Equity ETF maintains segregated assets consisting of cash, cash equivalents, or liquid securities (e.g. Permissible Assets). Segregated cash is included as restricted cash for options in the Statement of Assets and Liabilities. The Adviser may earmark or instruct the Fund’s custodian to segregate Permissible Assets in an amount at least equal to the market value, calculated on a daily basis, of the written options. Alternatively, a written call option contract can be “covered” through (a) ownership of the underlying instruments or (b) ownership of an option on such instruments at an exercise price equal to or lower than the exercise price of the short option, and a written put option contract can be “covered” (a) through ownership of a put option with an exercise price at least equal to the Fund’s delivery or purchase obligation or (b) through selling short the underlying instrument at a price at least equal to the Fund’s purchase obligation.

The average monthly value of derivative activity during the current fiscal period was as follows:

Purchased Options	Average Value
Aptus Collared Investment Opportunity ETF	$4,301,729
Aptus Defined Risk ETF	22,150,050
Aptus Drawdown Managed Equity ETF	807,431

Written Options
Aptus Collared Investment Opportunity ETF	$(2,236,472)
Aptus Defined Risk ETF	(1,042,492)
Aptus Drawdown Managed Equity ETF	(510,372)

Aptus ETFs

Notes to Financial Statements
October 31, 2023 (Unaudited) (Continued)

Due to the absence of a master netting agreement related to the Funds’ participation in purchasing and writing options, no additional offsetting disclosures have been made on behalf of the Funds.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The effect of derivative instruments on the Statements of Assets and Liabilities for the current fiscal period, is as follows:

		Asset Derivatives
Fund	Derivatives Investment Type	Statement of Assets and Liabilities Location	Value
Aptus Collared Investment Opportunity ETF	Equity Contracts - Purchased Options	Investments in unaffiliated securities, at value	$2,046,000
Aptus Defined Risk ETF	Equity Contracts - Purchased Options	Investments in unaffiliated securities, at value	7,329,075
Aptus Drawdown Managed Equity ETF	Equity Contracts - Purchased Options	Investments in unaffiliated securities, at value	700,000

		Liability Derivatives
Fund	Derivatives Investment Type	Statement of Assets and Liabilities Location	Value
Aptus Collared Investment Opportunity ETF	Equity Contracts - Written Options	Written options, at value	$(527,810)
Aptus Defined Risk ETF	Equity Contracts - Written Options	Written options, at value	(57,700)
Aptus Drawdown Managed Equity ETF	Equity Contracts - Written Options	Written options, at value	(210,000)

The effect of derivative instruments on the Statements of Operations for the current fiscal period were as follows:

Fund	Derivatives Investment Type	Net Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)
Aptus Collared Investment Opportunity ETF	Equity Contracts - Purchased Options	$(15,804,131	)*	$(1,493,163	)**
Aptus Collared Investment Opportunity ETF	Equity Contracts - Written Options	2,231,959		849,125
Aptus Defined Risk ETF	Equity Contracts - Purchased Options	(46,272,218	)*	4,353,764	**
Aptus Defined Risk ETF	Equity Contracts - Written Options	11,990,635		(3,858,303)
Aptus Drawdown Managed Equity ETF	Equity Contracts - Purchased Options	(11,646,216	)*	4,080,377	**
Aptus Drawdown Managed Equity ETF	Equity Contracts - Written Options	2,612,051		(1,502,772)

*	Included in net realized gain (loss) on investments in unaffiliated securities as reported in the Statements of Operations.
**	Included in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities as reported in the Statements of Operations.

NOTE 8 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant

Aptus ETFs

Notes to Financial Statements
October 31, 2023 (Unaudited) (Continued)

in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds each currently offer one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Funds is $300, each payable to the Custodian. The fixed creation fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions fees. Variable fees received by each Fund, if any, are displayed in the Capital Share Transactions section of the Statements of Changes in Net Assets.

NOTE 9 – RISKS

Concentration Risk. To the extent that the Funds invest more heavily in particular sectors of the economy, their performance will be especially sensitive to developments that significantly affect those sectors.

Other Investment Companies Risk. The risks of Aptus Defined Risk ETF and Aptus International Enhanced Yield ETF investing in investment companies typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, each Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Funds may be subject to statutory limits with respect to the amount they can invest in other ETFs, which may adversely affect the Funds’ ability to achieve their investment objectives.

Aptus ETFs

Expense Examples

For the Six-Months/Period Ended October 31, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the following Expense Example tables.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Aptus Collared Investment Opportunity ETF

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period (1)
Actual	$1,000.00	$996.80	$3.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.01

Aptus Defined Risk ETF

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period (2)
Actual	$1,000.00	$900.90	$3.30
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.67	$3.51

Aptus Drawdown Managed Equity ETF

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period (1)
Actual	$1,000.00	$985.40	$3.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.01

Aptus ETFs

Expense Examples
For the Six-Months/Period Ended October 31, 2023 (Unaudited) (Continued)

Opus Small Cap Value ETF

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period (1)
Actual	$1,000.00	$967.20	$3.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.01

Aptus International Enhanced Yield ETF

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period (3)
Actual	$1,000.00	$939.60	$1.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.18	$1.98

Aptus Enhanced Yield ETF

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period (4)
Actual	$1,000.00	$1,013.30	$2.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.17	$3.00

Aptus Large Cap Enhanced Yield ETF

	Beginning Account Value June 13, 2023 (5)	Ending Account Value October 31, 2023	Expenses Paid During the Period
Actual	$1,000.00	$971.40	$1.47(6)
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.18	$1.98(3)

(1)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.79%, multiplied by the average account value during the six-month period, multiplied by 184/366, to reflect the one-half year period.

(2)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.69%, multiplied by the average account value during the six-month period, multiplied by 184/366, to reflect the one-half year period.

(3)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.39%, multiplied by the average account value during the six-month period, multiplied by 184/366, to reflect the one-half year period.

(4)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.59%, multiplied by the average account value during the six-month period, multiplied by 184/366, to reflect the one-half year period.

(5)	Fund commencement.
(6)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.39%, multiplied by the average account value during the period, multiplied by 140/366, to reflect the period.

Aptus ETFs

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2022. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Aptus Large Cap Enhanced Yield ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on January 11-12, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”) between Aptus Capital Advisors, LLC (the “Adviser”) and the Trust, on behalf of the Aptus Large Cap Enhanced Yield ETF (the “Fund”), for an initial two-year term.

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including: information from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services to be provided by the Adviser; (ii) the cost of the services to be provided and the profits expected to be realized by the Adviser or its affiliates from services rendered to the Fund; (iii) comparative fee and expense data for the Fund and other investment companies with similar investment objectives, including a report prepared by Barrington Partners, an independent third party, that compares the Fund’s proposed management fee and expenses to those of relevant peer groups (the “Barrington Report”); (iv) the extent to which any economies of scale might be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; (v) any other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund; and (vi) other factors the Board deemed to be relevant.

The Board also considered that the Adviser, along with other service providers of the Fund, had provided written updates on the firm over the course of the year with respect to its role as investment adviser to other series in the Trust, including the Aptus Enhanced Yield ETF, and the Board considered that information alongside the Materials in its consideration of whether the Advisory Agreement should be approved. Additionally, representatives from the Adviser provided an oral overview of the Fund’s strategy, the services to be provided to the Fund by the Adviser, and additional information about the Adviser’s personnel and operations. The Board then discussed the Materials and the Adviser’s oral presentation, as well as any other relevant information received by the Board at the Meeting and at prior meetings, and deliberated on the approval of the Advisory Agreement in light of this information.

Approval of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services to be Provided. The Trustees considered the scope of services to be provided under the Advisory Agreement, noting that the Adviser will be providing investment management services to the Fund. In considering the nature, extent, and quality of the services to be provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program, as well as the Board’s experience with the Adviser as the investment adviser to other series of the Trust. The Board noted that it had also previously received copies of the Adviser’s registration form and financial statements, as well as the Adviser’s response to a detailed series of questions that included, among other things, information about the Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information, as well as details about the Fund.

The Board also considered the services to be provided to the Fund, such as monitoring adherence to the Fund’s investment restrictions, monitoring the Fund’s adherence to its investment restrictions and compliance with the Fund’s policies and procedures and applicable securities regulations, as well as the extent to which the Fund achieves its investment objective.

Historical Performance. The Board noted that the Fund will be actively managed with an investment objective of seeking capital appreciation and current income. The Board further noted that the Fund had not yet commenced operations and concluded that the performance of the Fund, thus, was not a relevant factor in the context of the Board’s deliberations on the Advisory Agreement.

Cost of Services to be Provided and Economies of Scale. The Board then reviewed the Fund’s proposed net expense ratio, the full amount of which was anticipated to be the “unified fee” (described below), and compared the Fund’s net expense ratio to those of its Peer Group and Selected Peer Group (each defined below). The Board noted that the Fund’s proposed net expense ratio was significantly less than the median expense ratio for the comparable funds selected by Barrington (the “Peer Group”). The Board considered that the Peer Group was comprised primarily of actively managed funds from the Derivative Income and Options Trading Morningstar categories, including three enhanced dividend funds. The Board also noted that the Fund’s proposed net expense ratio was significantly higher than the median expense ratio, but within the range of net expense ratios, for a group of the Fund’s most direct competitors, as selected by the Adviser (the “Selected Peer Group”). The Board noted, however, that the Selected Peer Group was comprised primarily of index-based U.S. large cap equity ETFs that either focus on investing in companies that replicate the S&P 500 Index or providing current income or dividend payments. Accordingly, the Board considered the expenses associated with these index strategies relative to those of the Fund’s unique principal investment strategy, which is actively managed and seeks to invest in large cap U.S. equities while also generating higher yield distributions through the use of equity-linked notes (“ELNs”). The Board noted that only one of the funds in the Selected Peer Group was actively managed, and none of the funds from the Selected Peer Group used ELNs in its principal investment strategy. In addition, the Board considered that the Fund’s proposed net expense ratio was less than that of the Aptus Enhanced Yield ETF.

Aptus Large Cap Enhanced Yield ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

(Unaudited) (Continued)

The Board took into consideration that the Adviser would charge a “unified fee,” meaning the Fund would pay no expenses other than the advisory fee and, if applicable, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser would be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources.

The Board then considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Fund and obligations under the unified fee arrangement, noting that the Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits expected to be received by the Adviser from its relationship with the Fund, taking into account an analysis of the Adviser’s anticipated profitability with respect to the Fund at various Fund asset levels as well as the financial resources the Adviser had committed and proposed to commit to its business. The Board determined such analyses were not a significant factor given that the Fund had not yet commenced operations and, consequently, the future size of the Fund and the Adviser’s future profitability were generally unpredictable.

The Board considered the Fund’s expenses and the structure of the Fund’s advisory fee with respect to potential economies of scale. The Board noted that the Fund’s fee structure did not contain any breakpoint reductions as the Fund’s assets grow but considered that the Fund’s fee structure is a unified fee. The Board concluded that the current fee structure reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level. The Board also noted its intention to monitor fees as the Fund grows in size and assess whether advisory fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Advisory Agreement, including the compensation payable under the Advisory Agreement, was fair and reasonable to the Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Aptus ETFs

Federal Tax Information

(Unaudited)

For the fiscal year/period ended April 30, 2023, certain dividends paid by the Funds may be subject to the maximum rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Aptus Collared Investment Opportunity ETF	89.08%
Aptus Defined Risk ETF	0.00%
Aptus Drawdown Managed Equity ETF	100.00%
Opus Small Cap Value ETF	100.00%
Aptus International Enhanced Yield ETF	65.38%
Aptus Enhanced Yield ETF	0.00%
Aptus Large Cap Enhanced Yield ETF	N/A

For corporate shareholders, the percentage of ordinary income distributions qualified for the corporate dividend received deduction for the fiscal year/period ended April 30, 2023 was as follows:

Aptus Collared Investment Opportunity ETF	85.50%
Aptus Defined Risk ETF	0.00%
Aptus Drawdown Managed Equity ETF	100.00%
Opus Small Cap Value ETF	100.00%
Aptus International Enhanced Yield ETF	12.20%
Aptus Enhanced Yield ETF	0.00%
Aptus Large Cap Enhanced Yield ETF	N/A

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Aptus Collared Investment Opportunity ETF	45.45%
Aptus Defined Risk ETF	0.00%
Aptus Drawdown Managed Equity ETF	0.00%
Opus Small Cap Value ETF	0.00%
Aptus International Enhanced Yield ETF	0.00%
Aptus Enhanced Yield ETF	0.00%
Aptus Large Cap Enhanced Yield ETF	N/A

Information About Portfolio Holdings
(Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Funds’ website at www.aptusetfs.com and www.opusetfs.com. Furthermore, you may obtain Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted on their website at www.aptusetfs.com and www.opusetfs.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.aptusetfs.com or www.opusetfs.com.

Aptus ETFs

Information About the Funds’ Trustees
(Unaudited)

When available, information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

The SAI includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (800) 617-0004 or by accessing the SEC’s website at www.sec.gov or by accessing the Funds’ website at www.aptusetfs.com or www.opusetfs.com.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds are available without charge, on the Funds’ website at www.aptusetfs.com or www.opusetfs.com.

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Adviser

Aptus Capital Advisors, LLC
265 Young Street
Fairhope, Alabama 36532

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Aptus Collared Investment Opportunity ETF Symbol – ACIO CUSIP – 26922A222
Aptus Defined Risk ETF Symbol – DRSK CUSIP – 26922A388
Aptus Drawdown Managed Equity ETF Symbol – ADME CUSIP – 26922A784
Opus Small Cap Value ETF Symbol – OSCV CUSIP – 26922A446
Aptus International Enhanced Yield ETF Symbol – IDUB CUSIP – 26922B709
Aptus Enhanced Yield ETF Symbol – JUCY CUSIP – 26922B642
Aptus Large Cap Enhanced Yield ETF Symbol - DUBS CUSIP – 26922B535

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	01/08/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	01/08/2024

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	01/08/2024

*	Print the name and title of each signing officer under his or her signature.